EXHIBIT INDEX

EXHIBIT A:  Attachment to item 77B:
  Accountants report on internal control

EXHIBIT B:  Attachment to item 77C:
  Submission of matters to a vote of Security holders.

EXHIBIT C:  Attachment to item 77Q1:
  new management contract and new sub-advisory agreements
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EXHIBIT A:
                  Report of Independent Accountants

To the Board of Trustees and Shareholders of Hillview Investment Trust II:

In planning and performing our audit of the financial statements of Hillview Alpha Fund and Hillview International Fund (constituting Hillview Investment Trust II, hereafter referred to as the "Trust") for the year ended June 30, 2002, we considered its internal control, including control activities for safeguarding securities, in order to determine our auditing procedures for the purpose of expressing our opinion on the financial statements and to comply with the requirements of Form N-SAR, not to provide assurance on internal control.

The management of the Trust is responsible for establishing and maintaining internal control. In fulfilling this responsibility, estimates and judgments by management are required to assess the expected benefits and related costs of controls. Generally, controls that are relevant to an audit pertain to the entity's objective of preparing financial statements for external purposes that are fairly presented in conformity with generally accepted accounting principles. Those controls include the safeguarding of assets against unauthorized acquisition, use or disposition.

Because of inherent limitations in internal control, errors or fraud may occur and not be detected. Also, projection of any evaluation of internal control to future periods is subject to the risk that controls may become inadequate because of changes in conditions or that the effectiveness of their design and operation may deteriorate.

Our consideration of internal control would not necessarily disclose all matters in internal control that might be material weaknesses under standards established by the American Institute of Certified Public Accountants. A material weakness is a condition in which the design or operation of one or more of the internal control components does not reduce to a relatively low level the risk that misstatements caused by error or fraud in amounts that would be material in relation to the financial statements being audited may occur and not be detected within a timely period by employees in the normal course of performing their assigned functions. However, we noted no matters involving internal control and its operation, including controls for safeguarding securities, that we consider to be material weaknesses as defined above as of June 30, 2002.

This report is intended solely for the information and use of the Board of Trustees, management and the Securities and Exchange
Commission and is not intended to be and should not be used by anyone other than these specified parties.

PricewaterhouseCoopers LLP
Philadelphia, PA
August 27, 2002




EXHIBIT B:
special meeting of shareholders held on April 8, 2002.

Matters to be considered for approval  were as follows:

1. A new Investment Management Contract for the Hillview
Alpha Fund between the Trust, on behalf of the Fund, and Hillview Capital Advisors, LLC (the "Adviser"); and

2. A new Investment Management Contract for the Hillview
International Alpha Fund between the Trust, on behalf of the Fund, and the Adviser.

The results were as follows:

                                 Shares Voted     Shares Voted
Fund:                              In Favor:        Against:

Alpha Fund                       2,141,831.464 0       0
International Alpha Fund         7,552,097.869 0       0




EXHIBIT C:
77q1 E - new management contract and new sub-advisory agreements
Ten(10) separate contacts/agreements

(1)                  INVESTMENT MANAGEMENT CONTRACT
                                 BETWEEN
                      HILLVIEW INVESTMENT TRUST II
                                   AND
                     HILLVIEW CAPITAL ADVISORS, LLC


Contract made as of April 8, 2002 between, Hillview
Investment Trust II, a Delaware business trust ("Trust"),
and Hillview Capital Advisors, LLC, a Delaware limited liability company (the "Adviser").
WHEREAS the Trust is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as an open-end management investment company; and
WHEREAS the Trust currently consists of two series --
Hillview Alpha Fund and Hillview International Alpha Fund;
and
WHEREAS the Trust hereafter may establish additional series
of its shares of beneficial interest (any such additional series, together with the series named in the paragraph immediately preceding, are collectively referred to herein as the "Funds," and singly may be referred to as a
"Fund"); and
WHEREAS the Trust desires to retain Adviser as investment manager to furnish certain investment advisory and portfolio management services to the Trust and the Funds, and Adviser is willing to furnish such services;
NOW, THEREFORE, in consideration of the premises and the
mutual covenants herein contained, it is agreed between the parties hereto as follows:
1.	Appointment.  The Trust hereby appoints Adviser as
investment manager for the period and on the terms set forth in this Contract. Adviser accepts such appointment and
agrees to render the services herein set forth, for the compensation herein provided.
2.	Duties as Investment Manager.
(a)	Subject to the supervision of the Trust's Board of
Trustees ("Board"), Adviser will provide a continuous investment program for each Fund, including investment research and management with respect to all securities and investments and cash equivalents in the Fund. Adviser will determine from time to time what securities and other investments will be purchased, retained or sold by the Fund, and the brokers and dealers through whom trades will be executed. The Adviser may delegate to a Sub-Adviser, in whole or in part, its duty to provide a continuous
investment management program with respect to any Fund, including the provision of investment management services with respect to a portion of the Fund's assets, in
accordance with Paragraph 4 of this Contract.
(b)	Adviser agrees that in placing orders with brokers and
dealers it will attempt to obtain the best net results in
terms of price and execution. Consistent with this
obligation Adviser may, in its discretion, purchase and sell portfolio securities to and from brokers and dealers who sell shares of the Fund or provide the Trust or Adviser's
other clients with research, analysis, advice and similar services. Adviser may pay to brokers and dealers, in return for research and analysis, a higher commission or spread
than may be charged by other brokers and dealers, subject to Adviser's determining in good faith that such commission or spread is reasonable in terms either of the particular transaction or of the overall responsibility of Adviser to such Fund and its other clients and that the total
commissions or spreads paid by such Fund will be reasonable
in relation to the benefits to the Fund over the long term.
In no instance will portfolio securities be purchased from
or sold to Adviser or any affiliated person thereof except
in accordance with the federal securities laws and the rules and regulations thereunder and any exemptive orders currently in effect. Whenever Adviser simultaneously places orders to purchase or sell the same security on behalf of a Fund and one or more other accounts advised by Adviser, such orders will be allocated as to price and amount among all such accounts in a manner believed to be equitable to each account. The Trust recognizes that in some cases this procedure may adversely affect the results obtained for the
Fund.
(c)	Adviser will oversee the maintenance of all books and
records with respect to the securities transactions of each Fund, and will furnish the Board with such periodic and special reports as the Board reasonably may request. In compliance with the requirements of Rule 31a-3 under the
1940 Act, Adviser hereby agrees that all records which it maintains for the Trust are the property of the Trust, agrees to preserve for periods prescribed by Rule 31a-2
under the 1940 Act any records which it maintains for the
Trust and which are required to be maintained by Rule 31a-1 under the 1940 Act, and further agrees to surrender promptly to the Trust any records which it maintains for Trust upon
request by the Trust.
(d)	Adviser will oversee the computation of the net asset
value and the net income of each Fund as described in the currently effective registration statement of the Trust under the Securities Act of 1933, as amended, and the 1940
Act and any supplements thereto ("Registration Statement")
or as more frequently requested by the Board.
3.	Further Duties.  In all matters relating to the
performance of this Contract, Adviser will act in conformity with the Agreement and Declaration of Trust, By-Laws and Registration Statement of the Trust and with the instructions and directions of the Board and will comply
with the requirements of the 1940 Act, the rules thereunder, and all other applicable federal and state laws and regulations.
4.	Delegation of Adviser's Duties as Investment Manager.
With respect to the Trust and each Fund, Adviser may enter
into one or more contracts ("Sub-Advisory Contract") with
a sub-adviser in which Adviser delegates to such sub-adviser the performance of any or all of the services specified in Paragraph 2 of this Contract, provided that: (i) each Sub-Advisory Contract imposes on the sub-adviser bound thereby all the corresponding duties and conditions to which Adviser is subject with respect to the delegated services under Paragraphs 2 and 3 of this Contract; (ii) each Sub-Advisory Contract meets all requirements of the 1940 Act and rules thereunder, and (iii) Adviser shall not enter into a Sub-Advisory Contract unless it is approved by the Board prior to implementation.
5.	Services Not Exclusive.  The services furnished by
Adviser hereunder are not to be deemed exclusive and Adviser shall be free to furnish similar services to others so long as its services under this Contract are not impaired
thereby. Nothing in this Contract shall limit or restrict
the right of any director, officer or employee of Adviser,
who may also be a Trustee, officer or employee, of the
Trust, to engage in any other business or to devote his or
her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.
6.	Expenses.
(a)	During the term of this Contract, each Fund will bear
all expenses, not specifically assumed by Adviser.
(b)	Expenses borne by each Fund will include but not be
limited to the following: (i) all direct charges relating to the purchase and sale of portfolio securities, including the cost (including brokerage commissions, if any) of securities purchased or sold by the Fund and any losses incurred in connection therewith; (ii) fees payable to and expenses incurred on behalf of the Fund by Adviser under this
Contract; (iii) fees, and other compensation and expenses of the Sub-Advisors pursuant to Sub-Advisory Contracts approved by the Trust; (iv) investment consulting fees and related costs; (v) expenses of organizing the Trust and the Fund;
(vi) expenses of preparing and filing reports and other documents with governmental and regulatory agencies; (vii) filing fees and expenses relating to the registration and qualification of the Fund's shares and the Trust under federal and/or state securities laws and maintaining such registrations and qualifications; (viii) costs incurred in connection with the issuance, sale or repurchase of the
Fund's shares of beneficial interest; (ix) fees and salaries payable to the Trust's Trustees who are not parties to this Contract or interested persons of any such party
("Independent Trustees"); (x) all expenses incurred in connection with the Independent Trustees' services, including travel expenses; (xi) taxes (including any income
or franchise taxes) and governmental fees; (xii) costs of
any liability, uncollectible items of deposit and other insurance and fidelity bonds; (xiii) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Trust or Fund for violation of any law; (xiv) interest charges; (xv) legal, accounting and auditing expenses, including legal fees of special counsel for the Independent Trustees; (xvi) charges of custodians, transfer agents, pricing agents and other agents; (xvii) expenses of disbursing dividends and distributions; (xviii) expenses of setting in type, printing and mailing reports, notices and proxy materials for existing shareholders; (xix) any extraordinary expenses (including fees and disbursements of counsel, costs of actions, suits or proceedings to which the Trust is a party
and the expenses the Trust may incur as a result of its
legal obligation to provide indemnification to its officers, Trustees, employees and agents) incurred by the Trust or
Fund; (xx) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (xxi) costs of mailing and tabulating proxies and costs of meetings of shareholders, the Board and any committees thereof; (xxii) the cost of investment company literature and other publications provided by the Trust to its Trustees and officers; and (xxiii) costs of mailing, stationery and communications equipment.
(c)	Adviser will assume the cost of any compensation for
services provided to the Trust received by the officers of
the Trust and by the Interested Trustees.
(d)	The payment or assumption by Adviser of any expense of
the Trust or a Fund that Adviser is not required by this Contract to pay or assume shall not obligate Adviser to pay or assume the same or any similar expense of the Trust or a Fund on any subsequent occasion.
7.	Compensation.
(a)	For the services provided to each Fund listed in
Appendix A under this Contract, each Fund shall pay the
Adviser an annual fee, payable monthly, based upon the
Fund's average daily assets as set forth in Appendix B. Such compensation shall be paid solely from the assets of the
Fund.
(b)	For the services provided and the expenses assumed
pursuant to this Contract with respect to any other Fund hereafter established, the Fund will pay to the Adviser from its assets a fee in an amount to be agreed upon in a written fee agreement ("Fee Agreement") executed by the Trust on behalf of such Fund and by the Adviser. All such Fee Agreements shall provide that they are subject to all terms and conditions of this Contract.
(c)	The fee shall be computed daily and paid monthly to
Adviser on or before the last business day of the next
succeeding calendar month.
 (d)	If this Contract becomes effective or terminates before
the end of any month, the fee for the period from the
effective date to the end of the month or from the beginning of such month to the date of termination, as the case may
be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs.
8.	Limitation of Liability of Adviser and Indemnification.
Adviser and its delegates, including any Sub-Adviser to any Fund or the Trust, shall not be liable and the Trust shall indemnify Adviser and its directors, officers and employees, for any costs or liabilities arising from any error of judgment or mistake of law or any loss suffered by any Fund, the Trust or any of its shareholders, in connection with the matters to which this Contract relates except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Adviser in the performance by
Adviser of its duties or from reckless disregard by Adviser
of its obligations and duties under this Contract. Any
person, even though also an officer, partner, employee, or agent of Adviser, who may be or become an officer, Trustee, employee or agent of the Trust shall be deemed, when rendering services to any Fund or the Trust or acting with respect to any business of such Fund or the Trust, to be rendering such service to or acting solely for the Fund or the Trust and not as an officer, partner, employee, or agent or one under the control or direction of Adviser even though paid by it.
9.	Duration and Termination.
(a)	This Contract shall become effective upon the date
hereabove written, provided that this Contract shall not
take effect with respect to the any Fund unless it has first been approved (i) by a vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of a majority
of that Fund's outstanding voting securities.
(b)	Unless sooner terminated as provided herein, this
Contract shall continue in effect for two years from the
above written date. Thereafter, if not terminated, with
respect to any given Fund this Contract shall continue automatically for successive annual periods, provided that such continuance is specifically approved at least annually
(i) by a vote of a majority of the Independent Trustees,
cast in person at a meeting called for the purpose voting on such approval, and (ii) by the Board or by vote of a majority of the outstanding voting securities of such Fund.
(c)	Notwithstanding the foregoing, with respect to the
Trust this Contract may be terminated at any time, without
the payment of any penalty, by vote of the Board or by a
vote of a majority of the outstanding voting securities of
such Fund on sixty days' written notice to Adviser or by Adviser at any time, without the payment of any penalty, on sixty days' written notice to the Trust. Termination of this Contract with respect to any given Fund shall not affect the continued effectiveness of the Contract with respect to any other Fund. This Contract will automatically terminate in the event of its assignment.
10.	Amendment of this Contract.  No provision of this
Contract may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Contract shall be effective until approved by vote of a majority of such Fund's outstanding voting securities, when required by the 1940 Act.
11.	Governing Law.  This Contract shall be construed in
accordance with the laws of the State of Delaware (without regard to Delaware conflict or choice of law provisions) and the 1940 Act. To the extent that the applicable laws of the State of Delaware conflict with the applicable provisions of the 1940 Act, the latter shall control.
12.	License Agreement.  The Trust shall have the non-
exclusive right to use the name "Hillview" to designate
any current or future Fund only so long as Hillview Capital Advisors, LLC serves as investment manager or adviser to the Trust with respect to such Fund.
13.	Limitation of Shareholder Liability.  It is expressly
agreed that the obligations of the Trust hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trust personally, but shall only bind the assets and property of the Trust, as provided in the Trust's Agreement and Declaration of Trust.
The execution and delivery of this Contract have been authorized by the Trustees of the Trust and shareholders of the Trust, and this Contract has been executed and delivered by an authorized officer of the Trust acting as such;
neither such authorization by such Trustees and shareholders nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Trust, as provided
in the Trust's Agreement and Declaration of Trust.
14.	Miscellaneous.  The captions in this Contract are
included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Contract shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Contract shall not be affected thereby. This Contract shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. As used in this Contract, the terms "majority of the outstanding voting securities," "interested person," "assignment," "broker," "dealer," "investment adviser," "national securities exchange," "net assets," "prospectus,"
"sale," "sell" and "security" shall have the same meaning as such terms have in the 1940 Act, subject to such exemption as may be granted by the Securities and Exchange Commission by any rule, regulation or order. Where the effect of a requirement of the 1940 Act reflected in any provision of this Contract is made less restrictive by a rule, regulation or order of the Securities and Exchange Commission, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.
IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated as of the day and year first above written.

Attest:					HILLVIEW INVESTMENT TRUST II

By:	/S/ Joseph A. Bracken		By:	/S/ David M. Spungen
Name:  Joseph A. Bracken		Name:  David M. Spungen
Title:	Secretary 			Title:	President and
Trustee

Attest:					HILLVIEW CAPITAL ADVISORS, LLC

By:  	/S/ Joseph A. Bracken		By:	/S/ David M. Spungen
Name:	Joseph A. Bracken		     Name:  David M. Spungen
Title:Chief Operating Officer	      Title:	President

APPENDIX A
TO
INVESTMENT MANAGEMENT CONTRACT
BETWEEN
HILLVIEW INVESTMENT TRUST II
AND
HILLVIEW CAPITAL ADVISORS, LLC

Hillview Alpha Fund
Hillview International Alpha Fund


APPENDIX B
TO
INVESTMENT MANAGEMENT CONTRACT
BETWEEN
HILLVIEW INVESTMENT TRUST II
AND
HILLVIEW CAPITAL ADVISORS, LLC
Each Fund shall pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 0.25% of the Fund's average daily assets



Dated: __________, 2002

		Exhibit A
B-9
B-1



(2)                      SUB-ADVISORY AGREEMENT

	THIS SUB-ADVISORY AGREEMENT is made as of the 4th day of February 2002 ("Contract"), among Hillview Investment Trust II, a Delaware business trust ("Trust"), Hillview Capital Advisors,
LLC ("Adviser"), a limited liability company organized under the laws of the State of Delaware and BPI Global Asset Management LLP,
a limited liability partnership organized under the laws of the
State of Delaware ("Sub-Adviser").
	WHEREAS, the Adviser has entered into an Investment Advisory and Administration Agreement dated February 4, 2002 ("Management Agreement") with the Trust, an open-end management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act"); and
	WHEREAS, the Hillview International Alpha Fund ("Fund") is
a series of the Trust; and
	WHEREAS, under the Management Agreement, the Adviser has
agreed to provide certain investment advisory and administrative services to the Fund; and
	WHEREAS, the Adviser is authorized under the Management Agreement to delegate its investment advisory responsibilities to one or more persons or companies; and
	WHEREAS, the Sub-Adviser is willing to furnish such services to the Adviser and the Fund;
	NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, Trust, Adviser and the Sub-Adviser agree as follows:
	1.	Appointment.  The Trust hereby appoints and employs the
Sub-Adviser as a discretionary portfolio manager, on the terms and conditions set forth herein, of those assets of the Fund which the Adviser determines to assign to the Sub-Adviser (those assets being referred to as the "Fund Account").  The Adviser may, from time to time, make additions to and withdrawals, including cash and cash equivalents, from the Fund Account.
	2.	Acceptance of Appointment.  The Sub-Adviser accepts
that appointment and agrees to render the services herein set forth, for the compensation herein provided.
	3.	Duties as Sub-Adviser.
	(a)	Subject to the supervision and direction of the Trust's
Board of Trustees ("Board") and of the Adviser, and all written guidelines adopted by the Trust or the Adviser that are provided to the Sub-Adviser, the Sub-Adviser will provide a continuous investment program with respect to the Fund Account, including investment research and management for all securities and investments and cash equivalents in the Fund Account.  The Sub-
Adviser will determine from time to time what investments in the
Fund Account will be purchased, retained or sold by the Fund. The Sub-Adviser will be responsible for placing purchase and sell orders for investments and for other related transactions with respect to the Fund Account.  The Sub-Adviser will provide
services under this Contract in accordance with the Fund's
investment objective, policies and restrictions and the
description of its investment strategy and style, all as stated in the Trust's registration statement under the 1940 Act, and any amendments or supplements thereto ("Registration Statement") of which the Sub-Adviser has notice.
	(b)	The Sub-Adviser agrees that, in placing orders with
brokers, it will seek to obtain the best net result in terms of price and execution; provided that, on behalf of the Fund, the Sub-Adviser may, in its discretion, use brokers (including brokers that may be affiliates of the Sub-Adviser to the extent permitted by Section 3(c) hereof) who provide the Sub-Adviser with research, analysis, advice and similar services to execute portfolio transactions, and the Sub-Adviser may pay to those brokers in return for brokerage and research services a higher commission than may be charged by other brokers, subject to the Sub-Adviser's determining in good faith that such commission is reasonable in terms either of the particular transaction or of the overall responsibility of the Sub-Adviser to the Fund and its other clients and that the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term.  In no instance will portfolio securities be purchased from or sold to the Sub-Adviser, or any affiliated person thereof, except in accordance with the federal securities laws and the rules and regulations thereunder. Whenever the Sub-Adviser simultaneously places orders to purchase or sell the same security on behalf of the Fund and one or more other accounts advised by the Sub-Adviser, the orders will be allocated as to price and amount among all such accounts in a manner believed to be
equitable over time to each account.  The Adviser recognizes that in some cases this procedure may adversely affect the results obtained for the Fund.
	(c)	The Sub-Adviser will not execute without the prior
written approval of the Adviser any portfolio transactions for the Fund Account with a broker which is (i) an affiliated person of the Trust, including the Adviser or any Sub-Adviser for any
Fund of the Trust; (ii) a principal underwriter of the Fund's shares; or (iii) an affiliated person of such an affiliated
person or principal underwriter. The Adviser agrees that it will provide the Sub-Adviser with a list of such brokers and dealers and will, from time to time, update such list as necessary.
	(d)	The Sub-Adviser will maintain all books and records
required to be maintained pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to actions by the Sub-Adviser on behalf of the Fund, and will furnish the Board and the Adviser with such periodic and special reports as the
Board or the Adviser reasonably may request.  In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records that it maintains for the Fund are the property of the Trust, agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any records that it maintains for the Trust and that are required to be maintained by
Rule 31a-1 under the 1940 Act, and further agrees to surrender promptly to the Trust a complete set of any records that it
maintains for the Fund upon request by the Trust.
	(e)	All transactions will be consummated by payment to or
delivery by the custodian designated by the Trust (the
"Custodian"), or such depositories or agents as may be
designated by the Custodian in writing, of all cash and/or
securities due to or from the Fund Account, and the Sub-Adviser shall not have possession or custody thereof.  The Sub-Adviser shall advise the Custodian and confirm in writing to the Trust and to the Adviser or any other designated agent of the Fund all investment orders for the Fund Account placed by it with brokers and dealers at the time and in the manner set forth in Rule 31a-1 under the 1940 Act.  For purposes of the foregoing sentence,
communication to the Custodian via DTC is acceptable.   The Trust
shall issue to the Custodian such instructions as may be
appropriate in connection with the settlement of any transaction initiated by the Sub-Adviser. The Trust shall be responsible for all custodial arrangements and the payment of all custodial
charges and fees, and, upon giving proper instructions to the Custodian, the Sub-Adviser shall have no responsibility or liability with respect to custodial arrangements or the acts, omissions or other conduct of the Custodian, except that it shall be the responsibility of the Sub-Adviser to communicate it to the Adviser if the Custodian fails to confirm in writing proper execution of the instructions.
	(f)	At such times as shall be reasonably requested by the
Board or the Adviser, the Sub-Adviser will provide the Board and the Adviser with economic and investment analyses and reports as well as quarterly reports setting forth the performance of the
Fund Account and make available to the Board and Adviser any economic, statistical and investment services that the Sub-Adviser normally makes available to its institutional or other customers.
	(g)	In accordance with procedures adopted by the Board, as
amended from time to time, the Sub-Adviser is responsible for assisting in the fair valuation of all portfolio securities and will use its reasonable efforts to arrange for the provision of valuation information or a price(s) from a party(ies) independent of the Sub-Adviser for each portfolio security for which the custodian does not obtain prices in the ordinary course of
business from an automated pricing service.
	4.	Further Duties.  In all matters relating to the
performance of this Contract, the Sub-Adviser will act in
conformity with the Trust's Declaration of Trust, By-Laws and Registration Statement of which it has received notice and with the written instructions and written directions of the Board and the Adviser; and will comply with the requirements of the 1940 Act and the Investment Advisers Act of 1940, as amended ("Advisers
Act") and the rules under each, and all other federal and state laws and regulations applicable to the Trust and the Fund.  The
Adviser agrees to provide to the Sub-Adviser copies of the Trust's Declaration of Trust, By-Laws, Registration Statement, written instructions and directions of the Board and the Adviser, and any amendments or supplements to any of these materials as soon as practicable after such materials become available.
	5.	Proxies.  The Sub-Adviser will vote all proxies
solicited by or with respect to issuers of securities in which assets of the Fund Account may be invested from time to time.  At the request of the Sub-Adviser, the Adviser shall provide the Sub-Adviser with its or the Trust's recommendations as to the voting of such proxies.  The Adviser shall instruct the Custodian to forward or cause to be forwarded to the Sub-Adviser all relevant proxy solicitation materials.
	6.	Expenses.  During the term of this Contract, the Sub-
Adviser will bear all expenses incurred by it in connection with its services under this Contract other than the cost of securities (including brokerage commissions, transactional fees and taxes, if any) purchased for the Fund.  The Fund shall be responsible for its expenses.
	7.	Compensation.  The compensation of the Sub-Adviser for
its services under this Contract shall be calculated and paid by the Trust in accordance with the attached Schedule A.
	8.	Limitation of Liability.  The Sub-Adviser shall not be
liable for any error of judgment or mistake of law or for any loss suffered by the Fund, the Trust, its shareholders or by the
Adviser in connection with the matters to which this Contract relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Contract.  Nothing in this paragraph shall be deemed a limitation or waiver of any obligation or duty that may not by law be limited or waived.
	9.	Indemnification.
	(a)	The Adviser and the Trust shall indemnify the Sub-
Adviser or any of its directors, officers, employees or affiliates for all losses, damages, liabilities, costs and expenses
(including legal) ("Losses") as they are incurred by the Sub-
Adviser by reason of or arising out of any act or omission by the Adviser or Trust under this Agreement, or any breach of warranty, representation or agreement hereunder, except to the extent that such Losses arise as a result of the negligence of the Sub-Adviser or the Sub-Adviser's breach of fiduciary duty to the Adviser or the Trust.
	(b)	The Sub-Adviser shall indemnify the Adviser or any of
its directors, officers, employees or affiliates for all losses, damages, liabilities, costs and expenses (including legal)
("Losses") as they are incurred by the Adviser by reason of or arising out of any act or omission by the Sub-Adviser under this Agreement, or any breach of warranty, representation or agreement hereunder, except to the extent that such Losses arise as a result of the negligence of the Adviser or the Adviser's breach of
fiduciary duty to the Sub-Adviser.
	(c)	The Sub-Adviser shall indemnify the Trust or any of its
directors, officers, employees or affiliates for all losses, damages, liabilities, costs and expenses (including legal)
("Losses") as they are incurred by the Trust by reason of or arising out of any act or omission by the Sub-Adviser under this Agreement, or any breach of warranty, representation or agreement hereunder, except to the extent that such Losses arise as a result of the negligence of the Trust or the Trust's breach of fiduciary duty to the Sub-Adviser.
	10.	Representations, Warranties and Agreements of the
Trust.  The Trust represents, warrants and agrees that:
	(a)	Each of the Adviser and the Sub-Adviser has been duly
appointed by the Board of Trustees of the Trust to provide
investment services to the Fund Account as contemplated hereby.
	(b)	The Trust will deliver to the Sub-Adviser a true and
complete copy of the Fund's Registration Statement as effective from time to time and such other documents or instruments
governing the investment of the Fund Account and such other
information as is necessary for the Sub-Adviser to carry out its obligations under this Contract.
	(c)	The Trust is currently in compliance and shall at all
times continue to comply with the requirements imposed upon the
Trust by applicable law and regulations.
	11.	Representations of Adviser.  The Adviser represents,
warrants and agrees that:
	(a)	The Adviser has been duly authorized by the Board of
Trustees of the Trust to delegate to the Sub-Adviser the provision of investment services to the Fund Account as contemplated hereby.
	(b)	The Adviser is currently in compliance and shall at all
times continue to comply with the requirements imposed upon the
Adviser by applicable law and regulations.
	12.	Representations of Sub-Adviser.  The Sub-Adviser
represents, warrants and agrees as follows:
	(a)	The Sub-Adviser (i) is registered as an investment
adviser under the Advisers Act and will continue to be so
registered for so long as this Contract remains in effect; (ii) is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Contract; (iii) has met and will seek to continue to meet for so long as this Contract remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this
Contract; (iv) has the authority to enter into and perform the services contemplated by this Contract; and (v) will promptly notify Adviser of the occurrence of any event that would
disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise. The Sub-Adviser will also immediately notify the
Fund and the Adviser if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body,
involving the affairs of the Fund.
	(b)	The Sub-Adviser has adopted a written code of ethics
complying with the requirements of Rule 17j-1 under the 1940 Act and will provide the Adviser and the Board with a copy of such code of ethics, together with evidence of its adoption. Within forty-five days of the end of the last calendar quarter of each year that this Contract is in effect, the president, Chief
Operating Officer or a vice-president of the Sub-Adviser shall certify to the Adviser that the Sub-Adviser has complied with the requirements of Rule 17j-1 during the previous year and that there has been no violation of the Sub-Adviser's code of ethics or, if such a violation has occurred, that appropriate action was taken in response to such violation. Upon the written request of the Adviser, the Sub-Adviser shall permit the Adviser, its employees or its agents to examine the reports required to be made to the Sub-Adviser by Rule 17j-1(c)(1) and all other records relevant to the Sub-Adviser's code of ethics.
	(c)	The Sub-Adviser has provided the Trust and the Adviser
with a copy of its Form ADV, which as of the date of this
Agreement is its Form ADV as most recently filed with the
Securities and Exchange Commission ("SEC") and promptly will furnish a copy of all amendments to the Trust and the Adviser at least annually. Such amendments shall reflect all changes in the Sub-Adviser's organizational structure, professional staff or other significant developments affecting the Sub-Adviser, as required by the Investment Advisers Act of 1940.
	(d)	The Sub-Adviser will notify the Trust and the Adviser
of any change of control of the Sub-Adviser, including any change of its general partners, controlling persons or 25% shareholders, as applicable, and any changes in the key personnel who are either the portfolio manager(s) of the Fund Account or senior management of the Sub-Adviser, in each case prior to, or promptly after, such change. The Sub-Adviser agrees to bear all reasonable expenses of the Fund, if any, arising out of such change in control.
	(e)	The Sub-Adviser agrees to maintain an appropriate level
of errors and omissions or professional liability insurance
coverage.
	(f)	The Sub-Adviser agrees that neither it, nor any of its
affiliates, will in any way refer directly or indirectly to its relationship with the Trust, the Fund, the Adviser or any of their respective affiliates in offering, marketing or other promotional materials without the express written consent of the Adviser.
However, the Sub-Adviser may use the performance of the Fund
Account in its composite performance.
	13.	Services Not Exclusive.  The services furnished by the
Sub-Adviser hereunder are not to be deemed to be exclusive, and the Sub-Adviser shall be free to furnish similar services to others, except as prohibited by applicable law or agreed upon in writing among the Sub-Adviser, the Fund and the Adviser.
	14.	Confidentiality.  Subject to the duty of the Sub-
Adviser and the Adviser to comply with applicable law, including any demand of any regulatory or taxing authority having
jurisdiction, the parties hereto shall treat as confidential all material non public information pertaining to the Fund Account and the actions of the Sub-Adviser, the Adviser and the Fund in
respect thereof.  Unless such use is required by law, the Adviser and the Trust may not use Sub-Adviser's name, investment
performance information, other descriptive biographical
information about the Sub-Adviser or its personnel, or other pertinent information regarding the Sub-Adviser in offering
documents for the Fund, and in marketing or advertising materials relating to the Fund, the Trust or the Adviser, without consent of the Sub-Adviser, which will not be unreasonably withheld.
	15.	Duration and Termination.
	(a)	This Contract shall become effective upon the date
first above written, provided that this Contract shall not take effect unless it has first been approved: (i) by a vote of a majority of those trustees of the Trust who are not parties to this Contract or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of a majority of the Fund's outstanding securities. Adviser shall provide Sub-Adviser with verification that such approvals have occurred.
	(b)	Unless sooner terminated as provided herein, this
Contract shall continue in effect for two years from its effective date. Thereafter, if not terminated, this Contract shall continue automatically for successive periods of twelve months each, provided that such continuance is specifically approved at least annually: (i) by a vote of a majority of those trustees of the
Trust who are not parties to this Contract or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board or by vote of a majority of the outstanding voting securities of the
Fund.  Adviser shall provide Sub-Adviser with verification that such approvals have occurred.
	(c)	Notwithstanding the foregoing, this Contract may be
terminated by any party hereto at any time, without the payment of any penalty, immediately upon written notice to the other parties hereto in the event of material breach of any provision thereof by the party so notified if such breach shall not have been cured within a 20-day period after notice of such breach; or otherwise, by any party upon thirty (30) days written notice to the other parties hereto.  The Agreement may also be terminated immediately if, in the reasonable judgment of the Trust or the Adviser, the Sub-Adviser becomes unable to discharge its duties and obligations under this Contract, including circumstances such as financial insolvency of the Sub-Adviser or other circumstances that could adversely affect the Fund. This Contract will terminate automatically in the event of its assignment or upon termination of the Advisory Contract as it relates to the Fund.
	16.	Amendment of this Contract.  No provision of this
Contract may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. No amendment of this Contract shall be effective until approved (i) by a vote of a majority of those trustees of the
Trust who are not parties to this Contract or interested persons of any such party, and (ii) by a vote of a majority of the Fund's outstanding voting securities (unless the Trust receives an SEC order or no-action letter permitting it to modify the Contract without such vote or a regulation exists under the 1940 Act that permits such action without such vote).
	17.	Trust and Shareholder Liability.  The Adviser and Sub-
Adviser are hereby expressly put on notice of the limitation of shareholder liability as set forth in the Declaration of Trust of the Trust and agree that obligations assumed by the Trust pursuant to this Agreement shall be limited in all cases to the Trust and its assets, and if the liability relates to one or more series, the obligations hereunder shall be limited to the respective assets of the Fund.  The Adviser and Sub-Adviser further agree that they shall not seek satisfaction of any such obligation from the shareholders or any individual shareholder of the Fund, nor from the Trustees or any individual Trustee of the Trust.
	18.	Governing Law.  This Contract shall be construed in
accordance with the 1940 Act and the laws of the State of
Delaware, without giving effect to the conflicts of laws
principles thereof. To the extent that the applicable laws of the
State of Delaware conflict with the applicable provisions of the
1940 Act, the latter shall control.
	19.	Miscellaneous.  The captions in this Contract are
included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Contract shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Contract shall not be affected thereby. This Contract shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.
As used in this Contract, the terms "majority of the outstanding voting securities," "affiliated person," "interested person," "assignment," "broker," "investment adviser," "net assets,"
"sale," "sell" and "security" shall have the same meaning as such terms have in the 1940 Act, subject to such exemption as may be granted by the SEC by any rule, regulation or order. Where the effect of a requirement of the federal securities laws reflected in any provision of this Contract is made less restrictive by a rule, regulation or order of the SEC, whether of special or
general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.  This Contract and the Schedule(s) attached hereto embody the entire agreement and understanding among the parties. This Contract may be signed in counterpart.
	20.	Notices.  Any notice herein required is to be in
writing and is deemed to have been given to the Sub-Adviser or Adviser upon receipt of the same at their respective addresses set forth below. All written notices required or permitted to be given under this Contract will be delivered by personal service, by postage mail - return receipt requested or by facsimile machine or a similar means of same day delivery which provides evidence of receipt (with a confirming copy by mail as set forth herein). All notices provided to Adviser will be sent to the attention of ________________. All notices provided to the Sub-Adviser will be sent to the attention of __________________.
[rest of page left intentionally blank


	IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized signatories as of the date and year first above written.

HILLVIEW INVESTMENT TRUST II
on behalf of
HILLVIEW INTERNATIONAL ALPHA
FUND

1055 Washington Boulevard,
Third Floor
Stamford, Connecticut 06901
Attest:
By:_____________________
By:/s/ David M. Spungen


HILLVIEW CAPITAL ADVISORS, LLC

1055 Washington Boulevard,
Third Floor
Stamford, Connecticut 06901
Attest:
By:_____________________
By:/s/ David M. Spungen

SUB-ADVISER
Attest:
By: /s/ Charles E. Sweeney
By: /s/ Ryan R. Burrow
Title:     Controller
Title:  President

EXHIBIT A
SUB-ADVISORY FEES


This Exhibit A contains the sub-advisory fee information required by Section 7 of the Sub-Advisory Agreement among Hillview Investment Trust II ("Trust"), Hillview Capital Advisers, LLC ("Adviser") and BPI Global Asset Management, L.P.("Sub-Adviser") relating to the International Alpha Fund series ("Fund") of the Trust.

Fee Schedule. Fees payable to the Sub-Adviser pursuant to this Contract shall be payable within ten days after receipt by the Trust of the Sub-Adviser's bill after the end of each calendar quarter for services rendered during the prior quarter (or billing period, if less than a calendar quarter). The fees are calculated as of the close of trading on the last business day of the calendar quarter by applying the applicable fee rate to the average daily assets of the Fund allocated to the Sub-Adviser for that period. For purposes of calculating the fee, the value of the Fund's assets shall be determined in the same manner as that which the Fund uses to determine the net asset value of its shares. The applicable annualized fee rate shall be 0.80% on the first $20,000,000.00 of the Fund's assets allocated to the Sub-Adviser; 0.60% on the next $30,000,000.00; 0.50%on the next $50,000,000.00; and negotiable after $100 million.





(3)                        SUB-ADVISORY AGREEMENT

	THIS SUB-ADVISORY AGREEMENT is made as of the 4th day of February 2002 ("Contract"), among Hillview Investment Trust II, a Delaware business trust ("Trust"), Hillview Capital Advisors,
LLC ("Adviser"), a limited liability company organized under the laws of the State of Delaware and Deutsche Asset Management
Investment Services, Ltd., a Corporation organized under the laws of the England ("Sub-Adviser").
	WHEREAS, the Adviser has entered into an Investment Advisory and Administration Agreement dated February 4, 2002 ("Management Agreement") with the Trust, an open-end management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act"); and
	WHEREAS, the Hillview International Alpha Fund ("Fund") is
a series of the Trust; and
	WHEREAS, under the Management Agreement, the Adviser has
agreed to provide certain investment advisory and administrative services to the Fund; and
	WHEREAS, the Adviser is authorized under the Management Agreement to delegate its investment advisory responsibilities to one or more persons or companies; and
	WHEREAS, the Sub-Adviser is willing to furnish such services to the Adviser and the Fund;
	NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, Trust, Adviser and the Sub-Adviser agree as follows:
	1.	Appointment.  The Trust hereby appoints and employs the
Sub-Adviser as a discretionary portfolio manager, on the terms and conditions set forth herein, of those assets of the Fund which the Adviser determines to assign to the Sub-Adviser (those assets being referred to as the "Fund Account").  The Adviser may, from time to time, make additions to and withdrawals, including cash and cash equivalents, from the Fund Account.
	2.	Acceptance of Appointment.  The Sub-Adviser accepts
that appointment and agrees to render the services herein set forth, for the compensation herein provided.
	3.	Duties as Sub-Adviser.
	(a)	Subject to the supervision and direction of the Trust's
Board of Trustees ("Board") and of the Adviser, and all written guidelines adopted by the Trust or the Adviser that are provided to the Sub-Adviser, the Sub-Adviser will provide a continuous investment program with respect to the Fund Account, including investment research and management for all securities and investments and cash equivalents in the Fund Account.  The Sub-
Adviser will determine from time to time what investments in the
Fund Account will be purchased, retained or sold by the Fund. The Sub-Adviser will be responsible for placing purchase and sell orders for investments and for other related transactions with respect to the Fund Account.  The Sub-Adviser will provide
services under this Contract in accordance with the Fund's
investment objective, policies and restrictions and the
description of its investment strategy and style, all as stated in the Trust's registration statement under the 1940 Act, and any amendments or supplements thereto ("Registration Statement") of which the Sub-Adviser has notice.
	(b)	The Sub-Adviser agrees that, in placing orders with
brokers, it will seek to obtain the best net result in terms of price and execution; provided that, on behalf of the Fund, the Sub-Adviser may, in its discretion, use brokers (including brokers that may be affiliates of the Sub-Adviser to the extent permitted by Section 3(c) hereof) who provide the Sub-Adviser with research, analysis, advice and similar services to execute portfolio transactions, and the Sub-Adviser may pay to those brokers in return for brokerage and research services a higher commission than may be charged by other brokers, subject to the Sub-Adviser's determining in good faith that such commission is reasonable in terms either of the particular transaction or of the overall responsibility of the Sub-Adviser to the Fund and its other clients and that the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term.  In no instance will portfolio securities be purchased from or sold to the Sub-Adviser, or any affiliated person thereof, except in accordance with the federal securities laws and the rules and regulations thereunder. Whenever the Sub-Adviser simultaneously places orders to purchase or sell the same security on behalf of the Fund and one or more other accounts advised by the Sub-Adviser, the orders will be allocated as to price and amount among all such accounts in a manner believed to be
equitable over time to each account.  The Adviser recognizes that in some cases this procedure may adversely affect the results obtained for the Fund.
	(c)	The Sub-Adviser will not execute without the prior
written approval of the Adviser any portfolio transactions for the Fund Account with a broker which is (i) an affiliated person of the Trust, including the Adviser or any Sub-Adviser for any
Fund of the Trust; (ii) a principal underwriter of the Fund's shares; or (iii) an affiliated person of such an affiliated
person or principal underwriter. The Adviser agrees that it will provide the Sub-Adviser with a list of such brokers and dealers and will, from time to time, update such list as necessary.
	(d)	The Sub-Adviser will maintain all books and records
required to be maintained pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to actions by the Sub-Adviser on behalf of the Fund, and will furnish the Board and the Adviser with such periodic and special reports as the
Board or the Adviser reasonably may request.  In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records that it maintains for the Fund are the property of the Trust, agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any records that it maintains for the Trust and that are required to be maintained by
Rule 31a-1 under the 1940 Act, and further agrees to surrender promptly to the Trust a complete set of any records that it
maintains for the Fund upon request by the Trust.
	(e)	All transactions will be consummated by payment to or
delivery by the custodian designated by the Trust (the
"Custodian"), or such depositories or agents as may be
designated by the Custodian in writing, of all cash and/or
securities due to or from the Fund Account, and the Sub-Adviser shall not have possession or custody thereof.  The Sub-Adviser shall advise the Custodian and confirm in writing to the Trust and to the Adviser or any other designated agent of the Fund all investment orders for the Fund Account placed by it with brokers and dealers at the time and in the manner set forth in Rule 31a-1 under the 1940 Act.  For purposes of the foregoing sentence,
communication to the Custodian via DTC is acceptable.   The Trust
shall issue to the Custodian such instructions as may be
appropriate in connection with the settlement of any transaction initiated by the Sub-Adviser. The Trust shall be responsible for all custodial arrangements and the payment of all custodial
charges and fees, and, upon giving proper instructions to the Custodian, the Sub-Adviser shall have no responsibility or liability with respect to custodial arrangements or the acts, omissions or other conduct of the Custodian, except that it shall be the responsibility of the Sub-Adviser to communicate it to the Adviser if the Custodian fails to confirm in writing proper execution of the instructions.
	(f)	At such times as shall be reasonably requested by the
Board or the Adviser, the Sub-Adviser will provide the Board and the Adviser with economic and investment analyses and reports as well as quarterly reports setting forth the performance of the
Fund Account and make available to the Board and Adviser any economic, statistical and investment services that the Sub-Adviser normally makes available to its institutional or other customers.
	(g)	In accordance with procedures adopted by the Board, as
amended from time to time, the Sub-Adviser is responsible for assisting in the fair valuation of all portfolio securities and will use its reasonable efforts to arrange for the provision of valuation information or a price(s) from a party(ies) independent of the Sub-Adviser for each portfolio security for which the custodian does not obtain prices in the ordinary course of
business from an automated pricing service.
	4.	Further Duties.  In all matters relating to the
performance of this Contract, the Sub-Adviser will act in
conformity with the Trust's Declaration of Trust, By-Laws and Registration Statement of which it has received notice and with the written instructions and written directions of the Board and the Adviser; and will comply with the requirements of the 1940 Act and the Investment Advisers Act of 1940, as amended ("Advisers
Act") and the rules under each, and all other federal and state laws and regulations applicable to the Trust and the Fund.  The
Adviser agrees to provide to the Sub-Adviser copies of the Trust's Declaration of Trust, By-Laws, Registration Statement, written instructions and directions of the Board and the Adviser, and any amendments or supplements to any of these materials as soon as practicable after such materials become available.
	5.	Proxies.  The Sub-Adviser will vote all proxies
solicited by or with respect to issuers of securities in which assets of the Fund Account may be invested from time to time.  At the request of the Sub-Adviser, the Adviser shall provide the Sub-Adviser with its or the Trust's recommendations as to the voting of such proxies.  The Adviser shall instruct the Custodian to forward or cause to be forwarded to the Sub-Adviser all relevant proxy solicitation materials.
	6.	Expenses.  During the term of this Contract, the Sub-
Adviser will bear all expenses incurred by it in connection with its services under this Contract other than the cost of securities (including brokerage commissions, transactional fees and taxes, if any) purchased for the Fund.  The Fund shall be responsible for its expenses.
	7.	Compensation.  The compensation of the Sub-Adviser for
its services under this Contract shall be calculated and paid by the Trust in accordance with the attached Schedule A.
	8.	Limitation of Liability.  The Sub-Adviser shall not be
liable for any error of judgment or mistake of law or for any loss suffered by the Fund, the Trust, its shareholders or by the
Adviser in connection with the matters to which this Contract relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Contract.  Nothing in this paragraph shall be deemed a limitation or waiver of any obligation or duty that may not by law be limited or waived.
	9.	Indemnification.
	(a)	The Adviser and the Trust shall indemnify the Sub-
Adviser or any of its directors, officers, employees or affiliates for all losses, damages, liabilities, costs and expenses
(including legal) ("Losses") as they are incurred by the Sub-
Adviser by reason of or arising out of any act or omission by the Adviser or Trust under this Agreement, or any breach of warranty, representation or agreement hereunder, except to the extent that such Losses arise as a result of the negligence of the Sub-Adviser or the Sub-Adviser's breach of fiduciary duty to the Adviser or the Trust.
	(b)	The Sub-Adviser shall indemnify the Adviser or any of
its directors, officers, employees or affiliates for all losses, damages, liabilities, costs and expenses (including legal)
("Losses") as they are incurred by the Adviser by reason of or arising out of any act or omission by the Sub-Adviser under this Agreement, or any breach of warranty, representation or agreement hereunder, except to the extent that such Losses arise as a result of the negligence of the Adviser or the Adviser's breach of
fiduciary duty to the Sub-Adviser.
	(c)	The Sub-Adviser shall indemnify the Trust or any of its
directors, officers, employees or affiliates for all losses, damages, liabilities, costs and expenses (including legal)
("Losses") as they are incurred by the Trust by reason of or arising out of any act or omission by the Sub-Adviser under this Agreement, or any breach of warranty, representation or agreement hereunder, except to the extent that such Losses arise as a result of the negligence of the Trust or the Trust's breach of fiduciary duty to the Sub-Adviser.
	10.	Representations, Warranties and Agreements of the
Trust.  The Trust represents, warrants and agrees that:
	(a)	Each of the Adviser and the Sub-Adviser has been duly
appointed by the Board of Trustees of the Trust to provide
investment services to the Fund Account as contemplated hereby.
	(b)	The Trust will deliver to the Sub-Adviser a true and
complete copy of the Fund's Registration Statement as effective from time to time and such other documents or instruments
governing the investment of the Fund Account and such other
information as is necessary for the Sub-Adviser to carry out its obligations under this Contract.
	(c)	The Trust is currently in compliance and shall at all
times continue to comply with the requirements imposed upon the
Trust by applicable law and regulations.
	11.	Representations of Adviser.  The Adviser represents,
warrants and agrees that:
	(a)	The Adviser has been duly authorized by the Board of
Trustees of the Trust to delegate to the Sub-Adviser the provision of investment services to the Fund Account as contemplated hereby.
	(b)	The Adviser is currently in compliance and shall at all
times continue to comply with the requirements imposed upon the
Adviser by applicable law and regulations.
	12.	Representations of Sub-Adviser.  The Sub-Adviser
represents, warrants and agrees as follows:
	(a)	The Sub-Adviser (i) is registered as an investment
adviser under the Advisers Act and will continue to be so
registered for so long as this Contract remains in effect; (ii) is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Contract; (iii) has met and will seek to continue to meet for so long as this Contract remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this
Contract; (iv) has the authority to enter into and perform the services contemplated by this Contract; and (v) will promptly notify Adviser of the occurrence of any event that would
disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise. The Sub-Adviser will also immediately notify the
Fund and the Adviser if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body,
involving the affairs of the Fund.
	(b)	The Sub-Adviser has adopted a written code of ethics
complying with the requirements of Rule 17j-1 under the 1940 Act and will provide the Adviser and the Board with a copy of such code of ethics, together with evidence of its adoption. Within forty-five days of the end of the last calendar quarter of each year that this Contract is in effect, the president, Chief
Operating Officer or a vice-president of the Sub-Adviser shall certify to the Adviser that the Sub-Adviser has complied with the requirements of Rule 17j-1 during the previous year and that there has been no violation of the Sub-Adviser's code of ethics or, if such a violation has occurred, that appropriate action was taken in response to such violation. Upon the written request of the Adviser, the Sub-Adviser shall permit the Adviser, its employees or its agents to examine the reports required to be made to the Sub-Adviser by Rule 17j-1(c)(1) and all other records relevant to the Sub-Adviser's code of ethics.
	(c)	The Sub-Adviser has provided the Trust and the Adviser
with a copy of its Form ADV, which as of the date of this
Agreement is its Form ADV as most recently filed with the
Securities and Exchange Commission ("SEC") and promptly will furnish a copy of all amendments to the Trust and the Adviser at least annually. Such amendments shall reflect all changes in the Sub-Adviser's organizational structure, professional staff or other significant developments affecting the Sub-Adviser, as required by the Investment Advisers Act of 1940.
	(d)	The Sub-Adviser will notify the Trust and the Adviser
of any change of control of the Sub-Adviser, including any change of its general partners, controlling persons or 25% shareholders, as applicable, and any changes in the key personnel who are either the portfolio manager(s) of the Fund Account or senior management of the Sub-Adviser, in each case prior to, or promptly after, such change. The Sub-Adviser agrees to bear all reasonable expenses of the Fund, if any, arising out of such change in control.
	(e)	The Sub-Adviser agrees to maintain an appropriate level
of errors and omissions or professional liability insurance
coverage.
	(f)	The Sub-Adviser agrees that neither it, nor any of its
affiliates, will in any way refer directly or indirectly to its relationship with the Trust, the Fund, the Adviser or any of their respective affiliates in offering, marketing or other promotional materials without the express written consent of the Adviser.
However, the Sub-Adviser may use the performance of the Fund
Account in its composite performance.
	13.	Services Not Exclusive.  The services furnished by the
Sub-Adviser hereunder are not to be deemed to be exclusive, and the Sub-Adviser shall be free to furnish similar services to others, except as prohibited by applicable law or agreed upon in writing among the Sub-Adviser, the Fund and the Adviser.
	14.	Confidentiality.  Subject to the duty of the Sub-
Adviser and the Adviser to comply with applicable law, including any demand of any regulatory or taxing authority having
jurisdiction, the parties hereto shall treat as confidential all material non public information pertaining to the Fund Account and the actions of the Sub-Adviser, the Adviser and the Fund in
respect thereof.  Unless such use is required by law, the Adviser and the Trust may not use Sub-Adviser's name, investment
performance information, other descriptive biographical
information about the Sub-Adviser or its personnel, or other pertinent information regarding the Sub-Adviser in offering
documents for the Fund, and in marketing or advertising materials relating to the Fund, the Trust or the Adviser, without consent of the Sub-Adviser, which will not be unreasonably withheld.
	15.	Duration and Termination.
	(a)	This Contract shall become effective upon the date
first above written, provided that this Contract shall not take effect unless it has first been approved: (i) by a vote of a majority of those trustees of the Trust who are not parties to this Contract or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of a majority of the Fund's outstanding securities. Adviser shall provide Sub-Adviser with verification that such approvals have occurred.
	(b)	Unless sooner terminated as provided herein, this
Contract shall continue in effect for two years from its effective date. Thereafter, if not terminated, this Contract shall continue automatically for successive periods of twelve months each, provided that such continuance is specifically approved at least annually: (i) by a vote of a majority of those trustees of the
Trust who are not parties to this Contract or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board or by vote of a majority of the outstanding voting securities of the
Fund.  Adviser shall provide Sub-Adviser with verification that such approvals have occurred.
	(c)	Notwithstanding the foregoing, this Contract may be
terminated by any party hereto at any time, without the payment of any penalty, immediately upon written notice to the other parties hereto in the event of material breach of any provision thereof by the party so notified if such breach shall not have been cured within a 20-day period after notice of such breach; or otherwise, by any party upon thirty (30) days written notice to the other parties hereto.  The Agreement may also be terminated immediately if, in the reasonable judgment of the Trust or the Adviser, the Sub-Adviser becomes unable to discharge its duties and obligations under this Contract, including circumstances such as financial insolvency of the Sub-Adviser or other circumstances that could adversely affect the Fund. This Contract will terminate automatically in the event of its assignment or upon termination of the Advisory Contract as it relates to the Fund.
	16.	Amendment of this Contract.  No provision of this
Contract may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. No amendment of this Contract shall be effective until approved (i) by a vote of a majority of those trustees of the
Trust who are not parties to this Contract or interested persons of any such party, and (ii) by a vote of a majority of the Fund's outstanding voting securities (unless the Trust receives an SEC order or no-action letter permitting it to modify the Contract without such vote or a regulation exists under the 1940 Act that permits such action without such vote).
	17.	Trust and Shareholder Liability.  The Adviser and Sub-
Adviser are hereby expressly put on notice of the limitation of shareholder liability as set forth in the Declaration of Trust of the Trust and agree that obligations assumed by the Trust pursuant to this Agreement shall be limited in all cases to the Trust and its assets, and if the liability relates to one or more series, the obligations hereunder shall be limited to the respective assets of the Fund.  The Adviser and Sub-Adviser further agree that they shall not seek satisfaction of any such obligation from the shareholders or any individual shareholder of the Fund, nor from the Trustees or any individual Trustee of the Trust.
	18.	Governing Law.  This Contract shall be construed in
accordance with the 1940 Act and the laws of the State of
Delaware, without giving effect to the conflicts of laws
principles thereof. To the extent that the applicable laws of the
State of Delaware conflict with the applicable provisions of the
1940 Act, the latter shall control.
	19.	Miscellaneous.  The captions in this Contract are
included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Contract shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Contract shall not be affected thereby. This Contract shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.
As used in this Contract, the terms "majority of the outstanding voting securities," "affiliated person," "interested person," "assignment," "broker," "investment adviser," "net assets,"
"sale," "sell" and "security" shall have the same meaning as such terms have in the 1940 Act, subject to such exemption as may be granted by the SEC by any rule, regulation or order. Where the effect of a requirement of the federal securities laws reflected in any provision of this Contract is made less restrictive by a rule, regulation or order of the SEC, whether of special or
general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.  This Contract and the Schedule(s) attached hereto embody the entire agreement and understanding among the parties. This Contract may be signed in counterpart.
	20.	Notices.  Any notice herein required is to be in
writing and is deemed to have been given to the Sub-Adviser or Adviser upon receipt of the same at their respective addresses set forth below. All written notices required or permitted to be given under this Contract will be delivered by personal service, by postage mail - return receipt requested or by facsimile machine or a similar means of same day delivery which provides evidence of receipt (with a confirming copy by mail as set forth herein). All notices provided to Adviser will be sent to the attention of ________________. All notices provided to the Sub-Adviser will be sent to the attention of __________________.
[rest of page left intentionally blank


	IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized signatories as of the date and year first above written.

							HILLVIEW INVESTMENT TRUST II
							on behalf of
HILLVIEW INTERNATIONAL ALPHA
FUND

							1055 Washington Boulevard,
Third Floor
							Stamford, Connecticut 06901
Attest:
By:_____________________				By:/s/ David M. Spungen

   Name:						     Name:
   Title:               	   				     Title:
							HILLVIEW CAPITAL ADVISORS, LLC

				   			1055 Washington Boulevard,
Third Floor
							Stamford, Connecticut 06901
Attest:
By:_____________________				By:/s/ David M. Spungen

   Name:						     Name:
   Title:               	   				     Title:

							SUB-ADVISER

Attest:
By: /s/ Paul Burke					By: /s/ J. Edder
   Name:  Paul Burke					Name:  J. Edder
   Title:  Managing Director              	Title:  Director

EXHIBIT A
SUB-ADVISORY FEES


This Exhibit A contains the sub-advisory fee information required by Section 7 of the Sub-Advisory Agreement among Hillview Investment Trust II ("Trust"), Hillview Capital
Advisers, LLC ("Adviser") and Deutshce Asset Management
Investment Services("Sub-Adviser") relating to the
International Alpha Fund series ("Fund") of the Trust.

Fee Schedule. Fees payable to the Sub-Adviser pursuant to this Contract shall be payable within ten days after receipt by the Trust of the Sub-Adviser's bill after the end of each calendar quarter for services rendered during the prior quarter (or billing period, if less than a calendar quarter). The fees are calculated as of the close of trading on the last business day of the calendar quarter by applying the applicable fee rate to the average daily assets of the Fund allocated to the Sub-Adviser for that period. For purposes of calculating the fee, the value of the Fund's assets shall be determined in the same manner as that which the Fund uses to determine the net asset value of its shares. If $20,000,000.00 is allocated to Sub-Advisers within 2 years, fee schedule is 0.60% on first $20,000,000.00 and 0.55% thereafter. If $20,000,000.00 is not allocated to Sub-Adviser within 2 years, fee schedule is 0.60% on first $50,000,000.00 and 0.55% thereafter.





(4)                SUB-ADVISORY AGREEMENT

	THIS SUB-ADVISORY AGREEMENT is made as of the 4th day of February 2002 ("Contract"), among Hillview Investment Trust II, a Delaware business trust ("Trust"), Hillview Capital Advisors,
LLC ("Adviser"), a limited liability company organized under the laws of the State of Delaware and Frontier Capital Management, a Massachusetts Limited Liability Company organized under the laws of the State of Delaware ("Sub-Adviser").
	WHEREAS, the Adviser has entered into an Investment Advisory and Administration Agreement dated February 4, 2002 ("Management Agreement") with the Trust, an open-end management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act"); and
	WHEREAS, the Hillview Alpha Fund ("Fund") is a series of
the Trust; and
	WHEREAS, under the Management Agreement, the Adviser has
agreed to provide certain investment advisory and administrative services to the Fund; and
	WHEREAS, the Adviser is authorized under the Management Agreement to delegate its investment advisory responsibilities to one or more persons or companies; and
	WHEREAS, the Sub-Adviser is willing to furnish such services to the Adviser and the Fund;
	NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, Trust, Adviser and the Sub-Adviser agree as follows:
	1.	Appointment.  The Trust hereby appoints and employs the
Sub-Adviser as a discretionary portfolio manager, on the terms and conditions set forth herein, of those assets of the Fund which the Adviser determines to assign to the Sub-Adviser (those assets being referred to as the "Fund Account").  The Adviser may, from time to time, make additions to and withdrawals, including cash and cash equivalents, from the Fund Account.
	2.	Acceptance of Appointment.  The Sub-Adviser accepts
that appointment and agrees to render the services herein set forth, for the compensation herein provided.
	3.	Duties as Sub-Adviser.
	(a)	Subject to the supervision and direction of the Trust's
Board of Trustees ("Board") and of the Adviser, and all written guidelines adopted by the Trust or the Adviser that are provided to the Sub-Adviser, the Sub-Adviser will provide a continuous investment program with respect to the Fund Account, including investment research and management for all securities and investments and cash equivalents in the Fund Account.  The Sub-
Adviser will determine from time to time what investments in the
Fund Account will be purchased, retained or sold by the Fund. The Sub-Adviser will be responsible for placing purchase and sell orders for investments and for other related transactions with respect to the Fund Account.  The Sub-Adviser will provide
services under this Contract in accordance with the Fund's
investment objective, policies and restrictions and the
description of its investment strategy and style, all as stated in the Trust's registration statement under the 1940 Act, and any amendments or supplements thereto ("Registration Statement") of which the Sub-Adviser has notice.
	(b)	The Sub-Adviser agrees that, in placing orders with
brokers, it will seek to obtain the best net result in terms of price and execution; provided that, on behalf of the Fund, the Sub-Adviser may, in its discretion, use brokers (including brokers that may be affiliates of the Sub-Adviser to the extent permitted by Section 3(c) hereof) who provide the Sub-Adviser with research, analysis, advice and similar services to execute portfolio transactions, and the Sub-Adviser may pay to those brokers in return for brokerage and research services a higher commission than may be charged by other brokers, subject to the Sub-Adviser's determining in good faith that such commission is reasonable in terms either of the particular transaction or of the overall responsibility of the Sub-Adviser to the Fund and its other clients and that the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term.  In no instance will portfolio securities be purchased from or sold to the Sub-Adviser, or any affiliated person thereof, except in accordance with the federal securities laws and the rules and regulations thereunder. Whenever the Sub-Adviser simultaneously places orders to purchase or sell the same security on behalf of the Fund and one or more other accounts advised by the Sub-Adviser, the orders will be allocated as to price and amount among all such accounts in a manner believed to be
equitable over time to each account.  The Adviser recognizes that in some cases this procedure may adversely affect the results obtained for the Fund.
	(c)	The Sub-Adviser will not execute without the prior
written approval of the Adviser any portfolio transactions for the Fund Account with a broker which is (i) an affiliated person of the Trust, including the Adviser or any Sub-Adviser for any
Fund of the Trust; (ii) a principal underwriter of the Fund's shares; or (iii) an affiliated person of such an affiliated
person or principal underwriter. The Adviser agrees that it will provide the Sub-Adviser with a list of such brokers and dealers and will, from time to time, update such list as necessary.
	(d)	The Sub-Adviser will maintain all books and records
required to be maintained pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to actions by the Sub-Adviser on behalf of the Fund, and will furnish the Board and the Adviser with such periodic and special reports as the
Board or the Adviser reasonably may request.  In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records that it maintains for the Fund are the property of the Trust, agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any records that it maintains for the Trust and that are required to be maintained by
Rule 31a-1 under the 1940 Act, and further agrees to surrender promptly to the Trust a complete set of any records that it
maintains for the Fund upon request by the Trust.
	(e)	All transactions will be consummated by payment to or
delivery by the custodian designated by the Trust (the
"Custodian"), or such depositories or agents as may be
designated by the Custodian in writing, of all cash and/or
securities due to or from the Fund Account, and the Sub-Adviser shall not have possession or custody thereof.  The Sub-Adviser shall advise the Custodian and confirm in writing to the Trust and to the Adviser or any other designated agent of the Fund all investment orders for the Fund Account placed by it with brokers and dealers at the time and in the manner set forth in Rule 31a-1 under the 1940 Act.  For purposes of the foregoing sentence,
communication to the Custodian via DTC is acceptable.   The Trust
shall issue to the Custodian such instructions as may be
appropriate in connection with the settlement of any transaction initiated by the Sub-Adviser. The Trust shall be responsible for all custodial arrangements and the payment of all custodial
charges and fees, and, upon giving proper instructions to the Custodian, the Sub-Adviser shall have no responsibility or liability with respect to custodial arrangements or the acts, omissions or other conduct of the Custodian, except that it shall be the responsibility of the Sub-Adviser to communicate it to the Adviser if the Custodian fails to confirm in writing proper execution of the instructions.
	(f)	At such times as shall be reasonably requested by the
Board or the Adviser, the Sub-Adviser will provide the Board and the Adviser with economic and investment analyses and reports as well as quarterly reports setting forth the performance of the
Fund Account and make available to the Board and Adviser any economic, statistical and investment services that the Sub-Adviser normally makes available to its institutional or other customers.
	(g)	In accordance with procedures adopted by the Board, as
amended from time to time, the Sub-Adviser is responsible for assisting in the fair valuation of all portfolio securities and will use its reasonable efforts to arrange for the provision of valuation information or a price(s) from a party(ies) independent of the Sub-Adviser for each portfolio security for which the custodian does not obtain prices in the ordinary course of
business from an automated pricing service.
	4.	Further Duties.  In all matters relating to the
performance of this Contract, the Sub-Adviser will act in
conformity with the Trust's Declaration of Trust, By-Laws and Registration Statement of which it has received notice and with the written instructions and written directions of the Board and the Adviser; and will comply with the requirements of the 1940 Act and the Investment Advisers Act of 1940, as amended ("Advisers
Act") and the rules under each, and all other federal and state laws and regulations applicable to the Trust and the Fund.  The
Adviser agrees to provide to the Sub-Adviser copies of the Trust's Declaration of Trust, By-Laws, Registration Statement, written instructions and directions of the Board and the Adviser, and any amendments or supplements to any of these materials as soon as practicable after such materials become available.
	5.	Proxies.  The Sub-Adviser will vote all proxies
solicited by or with respect to issuers of securities in which assets of the Fund Account may be invested from time to time.  At the request of the Sub-Adviser, the Adviser shall provide the Sub-Adviser with its or the Trust's recommendations as to the voting of such proxies.  The Adviser shall instruct the Custodian to forward or cause to be forwarded to the Sub-Adviser all relevant proxy solicitation materials.
	6.	Expenses.  During the term of this Contract, the Sub-
Adviser will bear all expenses incurred by it in connection with its services under this Contract other than the cost of securities (including brokerage commissions, transactional fees and taxes, if any) purchased for the Fund.  The Fund shall be responsible for its expenses.
	7.	Compensation.  The compensation of the Sub-Adviser for
its services under this Contract shall be calculated and paid by the Trust in accordance with the attached Schedule A.
	8.	Limitation of Liability.  The Sub-Adviser shall not be
liable for any error of judgment or mistake of law or for any loss suffered by the Fund, the Trust, its shareholders or by the
Adviser in connection with the matters to which this Contract relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Contract.  Nothing in this paragraph shall be deemed a limitation or waiver of any obligation or duty that may not by law be limited or waived.
	9.	Indemnification.
	(a)	The Adviser and the Trust shall indemnify the Sub-
Adviser or any of its directors, officers, employees or affiliates for all losses, damages, liabilities, costs and expenses
(including legal) ("Losses") as they are incurred by the Sub-
Adviser by reason of or arising out of any act or omission by the Adviser or Trust under this Agreement, or any breach of warranty, representation or agreement hereunder, except to the extent that such Losses arise as a result of the negligence of the Sub-Adviser or the Sub-Adviser's breach of fiduciary duty to the Adviser or the Trust.
	(b)	The Sub-Adviser shall indemnify the Adviser or any of
its directors, officers, employees or affiliates for all losses, damages, liabilities, costs and expenses (including legal)
("Losses") as they are incurred by the Adviser by reason of or arising out of any act or omission by the Sub-Adviser under this Agreement, or any breach of warranty, representation or agreement hereunder, except to the extent that such Losses arise as a result of the negligence of the Adviser or the Adviser's breach of
fiduciary duty to the Sub-Adviser.
	(c)	The Sub-Adviser shall indemnify the Trust or any of its
directors, officers, employees or affiliates for all losses, damages, liabilities, costs and expenses (including legal)
("Losses") as they are incurred by the Trust by reason of or arising out of any act or omission by the Sub-Adviser under this Agreement, or any breach of warranty, representation or agreement hereunder, except to the extent that such Losses arise as a result of the negligence of the Trust or the Trust's breach of fiduciary duty to the Sub-Adviser.
	10.	Representations, Warranties and Agreements of the
Trust.  The Trust represents, warrants and agrees that:
	(a)	Each of the Adviser and the Sub-Adviser has been duly
appointed by the Board of Trustees of the Trust to provide
investment services to the Fund Account as contemplated hereby.
	(b)	The Trust will deliver to the Sub-Adviser a true and
complete copy of the Fund's Registration Statement as effective from time to time and such other documents or instruments
governing the investment of the Fund Account and such other
information as is necessary for the Sub-Adviser to carry out its obligations under this Contract.
	(c)	The Trust is currently in compliance and shall at all
times continue to comply with the requirements imposed upon the
Trust by applicable law and regulations.
	11.	Representations of Adviser.  The Adviser represents,
warrants and agrees that:
	(a)	The Adviser has been duly authorized by the Board of
Trustees of the Trust to delegate to the Sub-Adviser the provision of investment services to the Fund Account as contemplated hereby.
	(b)	The Adviser is currently in compliance and shall at all
times continue to comply with the requirements imposed upon the
Adviser by applicable law and regulations.
	12.	Representations of Sub-Adviser.  The Sub-Adviser
represents, warrants and agrees as follows:
	(a)	The Sub-Adviser (i) is registered as an investment
adviser under the Advisers Act and will continue to be so
registered for so long as this Contract remains in effect; (ii) is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Contract; (iii) has met and will seek to continue to meet for so long as this Contract remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this
Contract; (iv) has the authority to enter into and perform the services contemplated by this Contract; and (v) will promptly notify Adviser of the occurrence of any event that would
disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise. The Sub-Adviser will also immediately notify the
Fund and the Adviser if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body,
involving the affairs of the Fund.
	(b)	The Sub-Adviser has adopted a written code of ethics
complying with the requirements of Rule 17j-1 under the 1940 Act and will provide the Adviser and the Board with a copy of such code of ethics, together with evidence of its adoption. Within forty-five days of the end of the last calendar quarter of each year that this Contract is in effect, the president, Chief
Operating Officer or a vice-president of the Sub-Adviser shall certify to the Adviser that the Sub-Adviser has complied with the requirements of Rule 17j-1 during the previous year and that there has been no violation of the Sub-Adviser's code of ethics or, if such a violation has occurred, that appropriate action was taken in response to such violation. Upon the written request of the Adviser, the Sub-Adviser shall permit the Adviser, its employees or its agents to examine the reports required to be made to the Sub-Adviser by Rule 17j-1(c)(1) and all other records relevant to the Sub-Adviser's code of ethics.
	(c)	The Sub-Adviser has provided the Trust and the Adviser
with a copy of its Form ADV, which as of the date of this
Agreement is its Form ADV as most recently filed with the
Securities and Exchange Commission ("SEC") and promptly will furnish a copy of all amendments to the Trust and the Adviser at least annually. Such amendments shall reflect all changes in the Sub-Adviser's organizational structure, professional staff or other significant developments affecting the Sub-Adviser, as required by the Investment Advisers Act of 1940.
	(d)	The Sub-Adviser will notify the Trust and the Adviser
of any change of control of the Sub-Adviser, including any change of its general partners, controlling persons or 25% shareholders, as applicable, and any changes in the key personnel who are either the portfolio manager(s) of the Fund Account or senior management of the Sub-Adviser, in each case prior to, or promptly after, such change. The Sub-Adviser agrees to bear all reasonable expenses of the Fund, if any, arising out of such change in control.
	(e)	The Sub-Adviser agrees to maintain an appropriate level
of errors and omissions or professional liability insurance
coverage.
	(f)	The Sub-Adviser agrees that neither it, nor any of its
affiliates, will in any way refer directly or indirectly to its relationship with the Trust, the Fund, the Adviser or any of their respective affiliates in offering, marketing or other promotional materials without the express written consent of the Adviser.
However, the Sub-Adviser may use the performance of the Fund
Account in its composite performance.
	13.	Services Not Exclusive.  The services furnished by the
Sub-Adviser hereunder are not to be deemed to be exclusive, and the Sub-Adviser shall be free to furnish similar services to others, except as prohibited by applicable law or agreed upon in writing among the Sub-Adviser, the Fund and the Adviser.
	14.	Confidentiality.  Subject to the duty of the Sub-
Adviser and the Adviser to comply with applicable law, including any demand of any regulatory or taxing authority having
jurisdiction, the parties hereto shall treat as confidential all material non public information pertaining to the Fund Account and the actions of the Sub-Adviser, the Adviser and the Fund in
respect thereof.  Unless such use is required by law, the Adviser and the Trust may not use Sub-Adviser's name, investment
performance information, other descriptive biographical
information about the Sub-Adviser or its personnel, or other pertinent information regarding the Sub-Adviser in offering
documents for the Fund, and in marketing or advertising materials relating to the Fund, the Trust or the Adviser, without consent of the Sub-Adviser, which will not be unreasonably withheld.
	15.	Duration and Termination.
	(a)	This Contract shall become effective upon the date
first above written, provided that this Contract shall not take effect unless it has first been approved: (i) by a vote of a majority of those trustees of the Trust who are not parties to this Contract or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of a majority of the Fund's outstanding securities. Adviser shall provide Sub-Adviser with verification that such approvals have occurred.
	(b)	Unless sooner terminated as provided herein, this
Contract shall continue in effect for two years from its effective date. Thereafter, if not terminated, this Contract shall continue automatically for successive periods of twelve months each, provided that such continuance is specifically approved at least annually: (i) by a vote of a majority of those trustees of the
Trust who are not parties to this Contract or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board or by vote of a majority of the outstanding voting securities of the
Fund.  Adviser shall provide Sub-Adviser with verification that such approvals have occurred.
	(c)	Notwithstanding the foregoing, this Contract may be
terminated by any party hereto at any time, without the payment of any penalty, immediately upon written notice to the other parties hereto in the event of material breach of any provision thereof by the party so notified if such breach shall not have been cured within a 20-day period after notice of such breach; or otherwise, by any party upon thirty (30) days written notice to the other parties hereto.  The Agreement may also be terminated immediately if, in the reasonable judgment of the Trust or the Adviser, the Sub-Adviser becomes unable to discharge its duties and obligations under this Contract, including circumstances such as financial insolvency of the Sub-Adviser or other circumstances that could adversely affect the Fund. This Contract will terminate automatically in the event of its assignment or upon termination of the Advisory Contract as it relates to the Fund.
	16.	Amendment of this Contract.  No provision of this
Contract may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. No amendment of this Contract shall be effective until approved (i) by a vote of a majority of those trustees of the
Trust who are not parties to this Contract or interested persons of any such party, and (ii) by a vote of a majority of the Fund's outstanding voting securities (unless the Trust receives an SEC order or no-action letter permitting it to modify the Contract without such vote or a regulation exists under the 1940 Act that permits such action without such vote).
	17.	Trust and Shareholder Liability.  The Adviser and Sub-
Adviser are hereby expressly put on notice of the limitation of shareholder liability as set forth in the Declaration of Trust of the Trust and agree that obligations assumed by the Trust pursuant to this Agreement shall be limited in all cases to the Trust and its assets, and if the liability relates to one or more series, the obligations hereunder shall be limited to the respective assets of the Fund.  The Adviser and Sub-Adviser further agree that they shall not seek satisfaction of any such obligation from the shareholders or any individual shareholder of the Fund, nor from the Trustees or any individual Trustee of the Trust.
	18.	Governing Law.  This Contract shall be construed in
accordance with the 1940 Act and the laws of the State of
Delaware, without giving effect to the conflicts of laws
principles thereof. To the extent that the applicable laws of the
State of Delaware conflict with the applicable provisions of the
1940 Act, the latter shall control.
	19.	Miscellaneous.  The captions in this Contract are
included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Contract shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Contract shall not be affected thereby. This Contract shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.
As used in this Contract, the terms "majority of the outstanding voting securities," "affiliated person," "interested person," "assignment," "broker," "investment adviser," "net assets,"
"sale," "sell" and "security" shall have the same meaning as such terms have in the 1940 Act, subject to such exemption as may be granted by the SEC by any rule, regulation or order. Where the effect of a requirement of the federal securities laws reflected in any provision of this Contract is made less restrictive by a rule, regulation or order of the SEC, whether of special or
general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.  This Contract and the Schedule(s) attached hereto embody the entire agreement and understanding among the parties. This Contract may be signed in counterpart.
	20.	Notices.  Any notice herein required is to be in
writing and is deemed to have been given to the Sub-Adviser or Adviser upon receipt of the same at their respective addresses set forth below. All written notices required or permitted to be given under this Contract will be delivered by personal service, by postage mail - return receipt requested or by facsimile machine or a similar means of same day delivery which provides evidence of receipt (with a confirming copy by mail as set forth herein). All notices provided to Adviser will be sent to the attention of ________________. All notices provided to the Sub-Adviser will be sent to the attention of __________________.
[rest of page left intentionally blank


	IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized signatories as of the date and year first above written.

							HILLVIEW INVESTMENT TRUST II
							on behalf of
							HILLVIEW ALPHA FUND

							1055 Washington Boulevard,
Third Floor
							Stamford, Connecticut 06901
Attest:
By:_____________________				By:/s/ David M. Spungen

   Name:						     Name:
   Title:               	   				     Title:
							HILLVIEW CAPITAL ADVISORS, LLC

				   			1055 Washington Boulevard,
Third Floor
							Stamford, Connecticut 06901
Attest:
By:_____________________				By:/s/ David M. Spungen

   Name:						     Name:
   Title:               	   				     Title:

							SUB-ADVISER




Attest:
By:/s/ Sarah J. Jankowski				By:/s/ J. Kirk Smith

   Name:  Sarah J. Jankowski				     Name:  J. Kirk
Smith
   Title:  VP						     Title:  EVP

EXHIBIT A
SUB-ADVISORY FEES


This Exhibit A contains the sub-advisory fee information required by Section 7 of the Sub-Advisory Agreement among Hillview Investment Trust II ("Trust"), Hillview Capital Advisers, LLC ("Adviser") and Frontier capital Management ("Sub-Adviser") relating to the Alpha Fund series ("Fund") of the Trust.

Fee Schedule. Fees payable to the Sub-Adviser pursuant to this Contract shall be payable within ten days after receipt by the Trust of the Sub-Adviser's bill after the end of each calendar quarter for services rendered during the prior quarter (or billing period, if less than a calendar quarter). The fees are calculated as of the close of trading on the last business day of the calendar quarter by applying the applicable fee rate to the average daily assets of the Fund allocated to the Sub-Adviser for that period. For purposes of calculating the fee, the value of the Fund's assets shall be determined in the same manner as that which the Fund uses to determine the net asset value of its shares. The applicable annualized fee rate shall be 1.00% on the first $25,000,000.00 of the Fund's assets allocated to the Sub-Adviser, and 0.75% thereafter.




 (5)                    SUB-ADVISORY AGREEMENT

	THIS SUB-ADVISORY AGREEMENT is made as of the 4th day of February 2002 ("Contract"), among Hillview Investment Trust II, a Delaware business trust ("Trust"), Hillview Capital Advisors,
LLC ("Adviser"), a limited liability company organized under the laws of the State of Delaware and Harris Associates, L.P. a
partnership organized under the laws of the State of Illinois
("Sub-Adviser").
	WHEREAS, the Adviser has entered into an Investment Advisory and Administration Agreement dated February 4, 2002 ("Management Agreement") with the Trust, an open-end management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act"); and
	WHEREAS, the Hillview Alpha Fund ("Fund") is a series of
the Trust; and
	WHEREAS, under the Management Agreement, the Adviser has
agreed to provide certain investment advisory and administrative services to the Fund; and
	WHEREAS, the Adviser is authorized under the Management Agreement to delegate its investment advisory responsibilities to one or more persons or companies; and
	WHEREAS, the Sub-Adviser is willing to furnish such services to the Adviser and the Fund;
	NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, Trust, Adviser and the Sub-Adviser agree as follows:
	1.	Appointment.  The Trust hereby appoints and employs the
Sub-Adviser as a discretionary portfolio manager, on the terms and conditions set forth herein, of those assets of the Fund which the Adviser determines to assign to the Sub-Adviser (those assets being referred to as the "Fund Account").  The Adviser may, from time to time, make additions to and withdrawals, including cash and cash equivalents, from the Fund Account.
	2.	Acceptance of Appointment.  The Sub-Adviser accepts
that appointment and agrees to render the services herein set forth, for the compensation herein provided.
	3.	Duties as Sub-Adviser.
	(a)	Subject to the supervision and direction of the Trust's
Board of Trustees ("Board") and of the Adviser, and all written guidelines adopted by the Trust or the Adviser that are provided to the Sub-Adviser, the Sub-Adviser will provide a continuous investment program with respect to the Fund Account, including investment research and management for all securities and investments and cash equivalents in the Fund Account.  The Sub-
Adviser will determine from time to time what investments in the
Fund Account will be purchased, retained or sold by the Fund. The Sub-Adviser will be responsible for placing purchase and sell orders for investments and for other related transactions with respect to the Fund Account.  The Sub-Adviser will provide
services under this Contract in accordance with the Fund's
investment objective, policies and restrictions and the
description of its investment strategy and style, all as stated in the Trust's registration statement under the 1940 Act, and any amendments or supplements thereto ("Registration Statement") of which the Sub-Adviser has notice.
	(b)	The Sub-Adviser agrees that, in placing orders with
brokers, it will seek to obtain the best net result in terms of price and execution; provided that, on behalf of the Fund, the Sub-Adviser may, in its discretion, use brokers (including brokers that may be affiliates of the Sub-Adviser to the extent permitted by Section 3(c) hereof) who provide the Sub-Adviser with research, analysis, advice and similar services to execute portfolio transactions, and the Sub-Adviser may pay to those brokers in return for brokerage and research services a higher commission than may be charged by other brokers, subject to the Sub-Adviser's determining in good faith that such commission is reasonable in terms either of the particular transaction or of the overall responsibility of the Sub-Adviser to the Fund and its other clients and that the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term.  In no instance will portfolio securities be purchased from or sold to the Sub-Adviser, or any affiliated person thereof, except in accordance with the federal securities laws and the rules and regulations thereunder. Whenever the Sub-Adviser simultaneously places orders to purchase or sell the same security on behalf of the Fund and one or more other accounts advised by the Sub-Adviser, the orders will be allocated as to price and amount among all such accounts in a manner believed to be
equitable over time to each account.  The Adviser recognizes that in some cases this procedure may adversely affect the results obtained for the Fund.
	(c)	The Sub-Adviser will not execute without the prior
written approval of the Adviser any portfolio transactions for the Fund Account with a broker which is (i) an affiliated person of the Trust, including the Adviser or any Sub-Adviser for any
Fund of the Trust; (ii) a principal underwriter of the Fund's shares; or (iii) an affiliated person of such an affiliated
person or principal underwriter. The Adviser agrees that it will provide the Sub-Adviser with a list of such brokers and dealers and will, from time to time, update such list as necessary.
	(d)	The Sub-Adviser will maintain all books and records
required to be maintained pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to actions by the Sub-Adviser on behalf of the Fund, and will furnish the Board and the Adviser with such periodic and special reports as the
Board or the Adviser reasonably may request.  In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records that it maintains for the Fund are the property of the Trust, agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any records that it maintains for the Trust and that are required to be maintained by
Rule 31a-1 under the 1940 Act, and further agrees to surrender promptly to the Trust a complete set of any records that it
maintains for the Fund upon request by the Trust.
	(e)	All transactions will be consummated by payment to or
delivery by the custodian designated by the Trust (the
"Custodian"), or such depositories or agents as may be
designated by the Custodian in writing, of all cash and/or
securities due to or from the Fund Account, and the Sub-Adviser shall not have possession or custody thereof.  The Sub-Adviser shall advise the Custodian and confirm in writing to the Trust and to the Adviser or any other designated agent of the Fund all investment orders for the Fund Account placed by it with brokers and dealers at the time and in the manner set forth in Rule 31a-1 under the 1940 Act.  For purposes of the foregoing sentence,
communication to the Custodian via DTC is acceptable.   The Trust
shall issue to the Custodian such instructions as may be
appropriate in connection with the settlement of any transaction initiated by the Sub-Adviser. The Trust shall be responsible for all custodial arrangements and the payment of all custodial
charges and fees, and, upon giving proper instructions to the Custodian, the Sub-Adviser shall have no responsibility or liability with respect to custodial arrangements or the acts, omissions or other conduct of the Custodian, except that it shall be the responsibility of the Sub-Adviser to communicate it to the Adviser if the Custodian fails to confirm in writing proper execution of the instructions.
	(f)	At such times as shall be reasonably requested by the
Board or the Adviser, the Sub-Adviser will provide the Board and the Adviser with economic and investment analyses and reports as well as quarterly reports setting forth the performance of the
Fund Account and make available to the Board and Adviser any economic, statistical and investment services that the Sub-Adviser normally makes available to its institutional or other customers.
	(g)	In accordance with procedures adopted by the Board, as
amended from time to time, the Sub-Adviser is responsible for assisting in the fair valuation of all portfolio securities and will use its reasonable efforts to arrange for the provision of valuation information or a price(s) from a party(ies) independent of the Sub-Adviser for each portfolio security for which the custodian does not obtain prices in the ordinary course of
business from an automated pricing service.
	4.	Further Duties.  In all matters relating to the
performance of this Contract, the Sub-Adviser will act in
conformity with the Trust's Declaration of Trust, By-Laws and Registration Statement of which it has received notice and with the written instructions and written directions of the Board and the Adviser; and will comply with the requirements of the 1940 Act and the Investment Advisers Act of 1940, as amended ("Advisers
Act") and the rules under each, and all other federal and state laws and regulations applicable to the Trust and the Fund.  The
Adviser agrees to provide to the Sub-Adviser copies of the Trust's Declaration of Trust, By-Laws, Registration Statement, written instructions and directions of the Board and the Adviser, and any amendments or supplements to any of these materials as soon as practicable after such materials become available.
	5.	Proxies.  The Sub-Adviser will vote all proxies
solicited by or with respect to issuers of securities in which assets of the Fund Account may be invested from time to time.  At the request of the Sub-Adviser, the Adviser shall provide the Sub-Adviser with its or the Trust's recommendations as to the voting of such proxies.  The Adviser shall instruct the Custodian to forward or cause to be forwarded to the Sub-Adviser all relevant proxy solicitation materials.
	6.	Expenses.  During the term of this Contract, the Sub-
Adviser will bear all expenses incurred by it in connection with its services under this Contract other than the cost of securities (including brokerage commissions, transactional fees and taxes, if any) purchased for the Fund.  The Fund shall be responsible for its expenses.
	7.	Compensation.  The compensation of the Sub-Adviser for
its services under this Contract shall be calculated and paid by the Trust in accordance with the attached Schedule A.
	8.	Limitation of Liability.  The Sub-Adviser shall not be
liable for any error of judgment or mistake of law or for any loss suffered by the Fund, the Trust, its shareholders or by the
Adviser in connection with the matters to which this Contract relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Contract.  Nothing in this paragraph shall be deemed a limitation or waiver of any obligation or duty that may not by law be limited or waived.
	9.	Indemnification.
	(a)	The Adviser and the Trust shall indemnify the Sub-
Adviser or any of its directors, officers, employees or affiliates for all losses, damages, liabilities, costs and expenses
(including legal) ("Losses") as they are incurred by the Sub-
Adviser by reason of or arising out of any act or omission by the Adviser or Trust under this Agreement, or any breach of warranty, representation or agreement hereunder, except to the extent that such Losses arise as a result of the negligence of the Sub-Adviser or the Sub-Adviser's breach of fiduciary duty to the Adviser or the Trust.
	(b)	The Sub-Adviser shall indemnify the Adviser or any of
its directors, officers, employees or affiliates for all losses, damages, liabilities, costs and expenses (including legal)
("Losses") as they are incurred by the Adviser by reason of or arising out of any act or omission by the Sub-Adviser under this Agreement, or any breach of warranty, representation or agreement hereunder, except to the extent that such Losses arise as a result of the negligence of the Adviser or the Adviser's breach of
fiduciary duty to the Sub-Adviser.
	(c)	The Sub-Adviser shall indemnify the Trust or any of its
directors, officers, employees or affiliates for all losses, damages, liabilities, costs and expenses (including legal)
("Losses") as they are incurred by the Trust by reason of or arising out of any act or omission by the Sub-Adviser under this Agreement, or any breach of warranty, representation or agreement hereunder, except to the extent that such Losses arise as a result of the negligence of the Trust or the Trust's breach of fiduciary duty to the Sub-Adviser.
	10.	Representations, Warranties and Agreements of the
Trust.  The Trust represents, warrants and agrees that:
	(a)	Each of the Adviser and the Sub-Adviser has been duly
appointed by the Board of Trustees of the Trust to provide
investment services to the Fund Account as contemplated hereby.
	(b)	The Trust will deliver to the Sub-Adviser a true and
complete copy of the Fund's Registration Statement as effective from time to time and such other documents or instruments
governing the investment of the Fund Account and such other
information as is necessary for the Sub-Adviser to carry out its obligations under this Contract.
	(c)	The Trust is currently in compliance and shall at all
times continue to comply with the requirements imposed upon the
Trust by applicable law and regulations.
	11.	Representations of Adviser.  The Adviser represents,
warrants and agrees that:
	(a)	The Adviser has been duly authorized by the Board of
Trustees of the Trust to delegate to the Sub-Adviser the provision of investment services to the Fund Account as contemplated hereby.
	(b)	The Adviser is currently in compliance and shall at all
times continue to comply with the requirements imposed upon the
Adviser by applicable law and regulations.
	12.	Representations of Sub-Adviser.  The Sub-Adviser
represents, warrants and agrees as follows:
	(a)	The Sub-Adviser (i) is registered as an investment
adviser under the Advisers Act and will continue to be so
registered for so long as this Contract remains in effect; (ii) is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Contract; (iii) has met and will seek to continue to meet for so long as this Contract remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this
Contract; (iv) has the authority to enter into and perform the services contemplated by this Contract; and (v) will promptly notify Adviser of the occurrence of any event that would
disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise. The Sub-Adviser will also immediately notify the
Fund and the Adviser if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body,
involving the affairs of the Fund.
	(b)	The Sub-Adviser has adopted a written code of ethics
complying with the requirements of Rule 17j-1 under the 1940 Act and will provide the Adviser and the Board with a copy of such code of ethics, together with evidence of its adoption. Within forty-five days of the end of the last calendar quarter of each year that this Contract is in effect, the president, Chief
Operating Officer or a vice-president of the Sub-Adviser shall certify to the Adviser that the Sub-Adviser has complied with the requirements of Rule 17j-1 during the previous year and that there has been no violation of the Sub-Adviser's code of ethics or, if such a violation has occurred, that appropriate action was taken in response to such violation. Upon the written request of the Adviser, the Sub-Adviser shall permit the Adviser, its employees or its agents to examine the reports required to be made to the Sub-Adviser by Rule 17j-1(c)(1) and all other records relevant to the Sub-Adviser's code of ethics.
	(c)	The Sub-Adviser has provided the Trust and the Adviser
with a copy of its Form ADV, which as of the date of this
Agreement is its Form ADV as most recently filed with the
Securities and Exchange Commission ("SEC") and promptly will furnish a copy of all amendments to the Trust and the Adviser at least annually. Such amendments shall reflect all changes in the Sub-Adviser's organizational structure, professional staff or other significant developments affecting the Sub-Adviser, as required by the Investment Advisers Act of 1940.
	(d)	The Sub-Adviser will notify the Trust and the Adviser
of any change of control of the Sub-Adviser, including any change of its general partners, controlling persons or 25% shareholders, as applicable, and any changes in the key personnel who are either the portfolio manager(s) of the Fund Account or senior management of the Sub-Adviser, in each case prior to, or promptly after, such change. The Sub-Adviser agrees to bear all reasonable expenses of the Fund, if any, arising out of such change in control.
	(e)	The Sub-Adviser agrees to maintain an appropriate level
of errors and omissions or professional liability insurance
coverage.
	(f)	The Sub-Adviser agrees that neither it, nor any of its
affiliates, will in any way refer directly or indirectly to its relationship with the Trust, the Fund, the Adviser or any of their respective affiliates in offering, marketing or other promotional materials without the express written consent of the Adviser.
However, the Sub-Adviser may use the performance of the Fund
Account in its composite performance.
	13.	Services Not Exclusive.  The services furnished by the
Sub-Adviser hereunder are not to be deemed to be exclusive, and the Sub-Adviser shall be free to furnish similar services to others, except as prohibited by applicable law or agreed upon in writing among the Sub-Adviser, the Fund and the Adviser.
	14.	Confidentiality.  Subject to the duty of the Sub-
Adviser and the Adviser to comply with applicable law, including any demand of any regulatory or taxing authority having
jurisdiction, the parties hereto shall treat as confidential all material non public information pertaining to the Fund Account and the actions of the Sub-Adviser, the Adviser and the Fund in
respect thereof.  Unless such use is required by law, the Adviser and the Trust may not use Sub-Adviser's name, investment
performance information, other descriptive biographical
information about the Sub-Adviser or its personnel, or other pertinent information regarding the Sub-Adviser in offering
documents for the Fund, and in marketing or advertising materials relating to the Fund, the Trust or the Adviser, without consent of the Sub-Adviser, which will not be unreasonably withheld.
	15.	Duration and Termination.
	(a)	This Contract shall become effective upon the date
first above written, provided that this Contract shall not take effect unless it has first been approved: (i) by a vote of a majority of those trustees of the Trust who are not parties to this Contract or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of a majority of the Fund's outstanding securities. Adviser shall provide Sub-Adviser with verification that such approvals have occurred.
	(b)	Unless sooner terminated as provided herein, this
Contract shall continue in effect for two years from its effective date. Thereafter, if not terminated, this Contract shall continue automatically for successive periods of twelve months each, provided that such continuance is specifically approved at least annually: (i) by a vote of a majority of those trustees of the
Trust who are not parties to this Contract or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board or by vote of a majority of the outstanding voting securities of the
Fund.  Adviser shall provide Sub-Adviser with verification that such approvals have occurred.
	(c)	Notwithstanding the foregoing, this Contract may be
terminated by any party hereto at any time, without the payment of any penalty, immediately upon written notice to the other parties hereto in the event of material breach of any provision thereof by the party so notified if such breach shall not have been cured within a 20-day period after notice of such breach; or otherwise, by any party upon thirty (30) days written notice to the other parties hereto.  The Agreement may also be terminated immediately if, in the reasonable judgment of the Trust or the Adviser, the Sub-Adviser becomes unable to discharge its duties and obligations under this Contract, including circumstances such as financial insolvency of the Sub-Adviser or other circumstances that could adversely affect the Fund. This Contract will terminate automatically in the event of its assignment or upon termination of the Advisory Contract as it relates to the Fund.
	16.	Amendment of this Contract.  No provision of this
Contract may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. No amendment of this Contract shall be effective until approved (i) by a vote of a majority of those trustees of the
Trust who are not parties to this Contract or interested persons of any such party, and (ii) by a vote of a majority of the Fund's outstanding voting securities (unless the Trust receives an SEC order or no-action letter permitting it to modify the Contract without such vote or a regulation exists under the 1940 Act that permits such action without such vote).
	17.	Trust and Shareholder Liability.  The Adviser and Sub-
Adviser are hereby expressly put on notice of the limitation of shareholder liability as set forth in the Declaration of Trust of the Trust and agree that obligations assumed by the Trust pursuant to this Agreement shall be limited in all cases to the Trust and its assets, and if the liability relates to one or more series, the obligations hereunder shall be limited to the respective assets of the Fund.  The Adviser and Sub-Adviser further agree that they shall not seek satisfaction of any such obligation from the shareholders or any individual shareholder of the Fund, nor from the Trustees or any individual Trustee of the Trust.
	18.	Governing Law.  This Contract shall be construed in
accordance with the 1940 Act and the laws of the State of
Delaware, without giving effect to the conflicts of laws
principles thereof. To the extent that the applicable laws of the
State of Delaware conflict with the applicable provisions of the
1940 Act, the latter shall control.
	19.	Miscellaneous.  The captions in this Contract are
included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Contract shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Contract shall not be affected thereby. This Contract shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.
As used in this Contract, the terms "majority of the outstanding voting securities," "affiliated person," "interested person," "assignment," "broker," "investment adviser," "net assets,"
"sale," "sell" and "security" shall have the same meaning as such terms have in the 1940 Act, subject to such exemption as may be granted by the SEC by any rule, regulation or order. Where the effect of a requirement of the federal securities laws reflected in any provision of this Contract is made less restrictive by a rule, regulation or order of the SEC, whether of special or
general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.  This Contract and the Schedule(s) attached hereto embody the entire agreement and understanding among the parties. This Contract may be signed in counterpart.
	20.	Notices.  Any notice herein required is to be in
writing and is deemed to have been given to the Sub-Adviser or Adviser upon receipt of the same at their respective addresses set forth below. All written notices required or permitted to be given under this Contract will be delivered by personal service, by postage mail - return receipt requested or by facsimile machine or a similar means of same day delivery which provides evidence of receipt (with a confirming copy by mail as set forth herein). All notices provided to Adviser will be sent to the attention of ________________. All notices provided to the Sub-Adviser will be sent to the attention of __________________.
[rest of page left intentionally blank


	IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized signatories as of the date and year first above written.

							HILLVIEW INVESTMENT TRUST II
							on behalf of
							HILLVIEW ALPHA FUND

							1055 Washington Boulevard,
Third Floor
							Stamford, Connecticut 06901
Attest:
By:_____________________				By:/s/ David M. Spungen

   Name:						     Name:
   Title:               	   				     Title:
							HILLVIEW CAPITAL ADVISORS, LLC

				   			1055 Washington Boulevard,
Third Floor
							Stamford, Connecticut 06901
Attest:
By:_____________________				By:/s/ David M. Spungen

   Name:						     Name:
   Title:               	   				     Title:

							SUB-ADVISER




Attest:
By:/s/ Margaret K. McLaughlin			By:/s/ John R. Raitt

   Name:  Margaret K. McLaughlin		     Name:  John R. Raitt
   Title:  Senior Counsel		     Title:  Chief Operating Officer

EXHIBIT A
SUB-ADVISORY FEES


This Exhibit A contains the sub-advisory fee information required by Section 7 of the Sub-Advisory Agreement among Hillview Investment Trust II ("Trust"), Hillview Capital Advisers, LLC ("Adviser") and Harris Associates, L.P. ("Sub-Adviser") relating to the Alpha Fund series ("Fund") of the Trust.

Fee Schedule. Fees payable to the Sub-Adviser pursuant to this Contract shall be payable within ten days after receipt by the Trust of the Sub-Adviser's bill after the end of each calendar quarter for services rendered during the prior quarter (or billing period, if less than a calendar quarter). The fees are calculated as of the close of trading on the last business day of the calendar quarter by applying the applicable fee rate to the average daily assets of the Fund allocated to the Sub-Adviser for that period. For purposes of calculating the fee, the value of the Fund's assets shall be determined in the same manner as that which the Fund uses to determine the net asset value of its shares. The applicable annualized fee rate shall be 0.75% on the first $20,000,000.00 of the Fund's assets allocated to the Sub-Adviser, and 0.60% on the next $55 million of the Fund's assets allocated to the Sub-Adviser, and 0.55% on all of the Fund's assets allocated to the Sub-Adviser in excess of $75 million.




 (6)                   SUB-ADVISORY AGREEMENT

	THIS SUB-ADVISORY AGREEMENT is made as of the 4th day of February 2002 ("Contract"), among Hillview Investment Trust II, a Delaware business trust ("Trust"), Hillview Capital Advisors,
LLC ("Adviser"), a limited liability company organized under the laws of the State of Delaware and Harris Associates, L.P., an
Illinois Partnership organized under the laws of the State of
Illinois ("Sub-Adviser").
	WHEREAS, the Adviser has entered into an Investment Advisory and Administration Agreement dated February 4, 2002 ("Management Agreement") with the Trust, an open-end management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act"); and
	WHEREAS, the Hillview International Alpha Fund ("Fund") is
a series of the Trust; and
	WHEREAS, under the Management Agreement, the Adviser has
agreed to provide certain investment advisory and administrative services to the Fund; and
	WHEREAS, the Adviser is authorized under the Management Agreement to delegate its investment advisory responsibilities to one or more persons or companies; and
	WHEREAS, the Sub-Adviser is willing to furnish such services to the Adviser and the Fund;
	NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, Trust, Adviser and the Sub-Adviser agree as follows:
	1.	Appointment.  The Trust hereby appoints and employs the
Sub-Adviser as a discretionary portfolio manager, on the terms and conditions set forth herein, of those assets of the Fund which the Adviser determines to assign to the Sub-Adviser (those assets being referred to as the "Fund Account").  The Adviser may, from time to time, make additions to and withdrawals, including cash and cash equivalents, from the Fund Account.
	2.	Acceptance of Appointment.  The Sub-Adviser accepts
that appointment and agrees to render the services herein set forth, for the compensation herein provided.
	3.	Duties as Sub-Adviser.
	(a)	Subject to the supervision and direction of the Trust's
Board of Trustees ("Board") and of the Adviser, and all written guidelines adopted by the Trust or the Adviser that are provided to the Sub-Adviser, the Sub-Adviser will provide a continuous investment program with respect to the Fund Account, including investment research and management for all securities and investments and cash equivalents in the Fund Account.  The Sub-
Adviser will determine from time to time what investments in the
Fund Account will be purchased, retained or sold by the Fund. The Sub-Adviser will be responsible for placing purchase and sell orders for investments and for other related transactions with respect to the Fund Account.  The Sub-Adviser will provide
services under this Contract in accordance with the Fund's
investment objective, policies and restrictions and the
description of its investment strategy and style, all as stated in the Trust's registration statement under the 1940 Act, and any amendments or supplements thereto ("Registration Statement") of which the Sub-Adviser has notice.
	(b)	The Sub-Adviser agrees that, in placing orders with
brokers, it will seek to obtain the best net result in terms of price and execution; provided that, on behalf of the Fund, the Sub-Adviser may, in its discretion, use brokers (including brokers that may be affiliates of the Sub-Adviser to the extent permitted by Section 3(c) hereof) who provide the Sub-Adviser with research, analysis, advice and similar services to execute portfolio transactions, and the Sub-Adviser may pay to those brokers in return for brokerage and research services a higher commission than may be charged by other brokers, subject to the Sub-Adviser's determining in good faith that such commission is reasonable in terms either of the particular transaction or of the overall responsibility of the Sub-Adviser to the Fund and its other clients and that the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term.  In no instance will portfolio securities be purchased from or sold to the Sub-Adviser, or any affiliated person thereof, except in accordance with the federal securities laws and the rules and regulations thereunder. Whenever the Sub-Adviser simultaneously places orders to purchase or sell the same security on behalf of the Fund and one or more other accounts advised by the Sub-Adviser, the orders will be allocated as to price and amount among all such accounts in a manner believed to be
equitable over time to each account.  The Adviser recognizes that in some cases this procedure may adversely affect the results obtained for the Fund.
	(c)	The Sub-Adviser will not execute without the prior
written approval of the Adviser any portfolio transactions for the Fund Account with a broker which is (i) an affiliated person of the Trust, including the Adviser or any Sub-Adviser for any
Fund of the Trust; (ii) a principal underwriter of the Fund's shares; or (iii) an affiliated person of such an affiliated
person or principal underwriter. The Adviser agrees that it will provide the Sub-Adviser with a list of such brokers and dealers and will, from time to time, update such list as necessary.
	(d)	The Sub-Adviser will maintain all books and records
required to be maintained pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to actions by the Sub-Adviser on behalf of the Fund, and will furnish the Board and the Adviser with such periodic and special reports as the
Board or the Adviser reasonably may request.  In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records that it maintains for the Fund are the property of the Trust, agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any records that it maintains for the Trust and that are required to be maintained by
Rule 31a-1 under the 1940 Act, and further agrees to surrender promptly to the Trust a complete set of any records that it
maintains for the Fund upon request by the Trust.
	(e)	All transactions will be consummated by payment to or
delivery by the custodian designated by the Trust (the
"Custodian"), or such depositories or agents as may be
designated by the Custodian in writing, of all cash and/or
securities due to or from the Fund Account, and the Sub-Adviser shall not have possession or custody thereof.  The Sub-Adviser shall advise the Custodian and confirm in writing to the Trust and to the Adviser or any other designated agent of the Fund all investment orders for the Fund Account placed by it with brokers and dealers at the time and in the manner set forth in Rule 31a-1 under the 1940 Act.  For purposes of the foregoing sentence,
communication to the Custodian via DTC is acceptable.   The Trust
shall issue to the Custodian such instructions as may be
appropriate in connection with the settlement of any transaction initiated by the Sub-Adviser. The Trust shall be responsible for all custodial arrangements and the payment of all custodial
charges and fees, and, upon giving proper instructions to the Custodian, the Sub-Adviser shall have no responsibility or liability with respect to custodial arrangements or the acts, omissions or other conduct of the Custodian, except that it shall be the responsibility of the Sub-Adviser to communicate it to the Adviser if the Custodian fails to confirm in writing proper execution of the instructions.
	(f)	At such times as shall be reasonably requested by the
Board or the Adviser, the Sub-Adviser will provide the Board and the Adviser with economic and investment analyses and reports as well as quarterly reports setting forth the performance of the
Fund Account and make available to the Board and Adviser any economic, statistical and investment services that the Sub-Adviser normally makes available to its institutional or other customers.
	(g)	In accordance with procedures adopted by the Board, as
amended from time to time, the Sub-Adviser is responsible for assisting in the fair valuation of all portfolio securities and will use its reasonable efforts to arrange for the provision of valuation information or a price(s) from a party(ies) independent of the Sub-Adviser for each portfolio security for which the custodian does not obtain prices in the ordinary course of
business from an automated pricing service.
	4.	Further Duties.  In all matters relating to the
performance of this Contract, the Sub-Adviser will act in
conformity with the Trust's Declaration of Trust, By-Laws and Registration Statement of which it has received notice and with the written instructions and written directions of the Board and the Adviser; and will comply with the requirements of the 1940 Act and the Investment Advisers Act of 1940, as amended ("Advisers
Act") and the rules under each, and all other federal and state laws and regulations applicable to the Trust and the Fund.  The
Adviser agrees to provide to the Sub-Adviser copies of the Trust's Declaration of Trust, By-Laws, Registration Statement, written instructions and directions of the Board and the Adviser, and any amendments or supplements to any of these materials as soon as practicable after such materials become available.
	5.	Proxies.  The Sub-Adviser will vote all proxies
solicited by or with respect to issuers of securities in which assets of the Fund Account may be invested from time to time.  At the request of the Sub-Adviser, the Adviser shall provide the Sub-Adviser with its or the Trust's recommendations as to the voting of such proxies.  The Adviser shall instruct the Custodian to forward or cause to be forwarded to the Sub-Adviser all relevant proxy solicitation materials.
	6.	Expenses.  During the term of this Contract, the Sub-
Adviser will bear all expenses incurred by it in connection with its services under this Contract other than the cost of securities (including brokerage commissions, transactional fees and taxes, if any) purchased for the Fund.  The Fund shall be responsible for its expenses.
	7.	Compensation.  The compensation of the Sub-Adviser for
its services under this Contract shall be calculated and paid by the Trust in accordance with the attached Schedule A.
	8.	Limitation of Liability.  The Sub-Adviser shall not be
liable for any error of judgment or mistake of law or for any loss suffered by the Fund, the Trust, its shareholders or by the
Adviser in connection with the matters to which this Contract relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Contract.  Nothing in this paragraph shall be deemed a limitation or waiver of any obligation or duty that may not by law be limited or waived.
	9.	Indemnification.
	(a)	The Adviser and the Trust shall indemnify the Sub-
Adviser or any of its directors, officers, employees or affiliates for all losses, damages, liabilities, costs and expenses
(including legal) ("Losses") as they are incurred by the Sub-
Adviser by reason of or arising out of any act or omission by the Adviser or Trust under this Agreement, or any breach of warranty, representation or agreement hereunder, except to the extent that such Losses arise as a result of the negligence of the Sub-Adviser or the Sub-Adviser's breach of fiduciary duty to the Adviser or the Trust.
	(b)	The Sub-Adviser shall indemnify the Adviser or any of
its directors, officers, employees or affiliates for all losses, damages, liabilities, costs and expenses (including legal)
("Losses") as they are incurred by the Adviser by reason of or arising out of any act or omission by the Sub-Adviser under this Agreement, or any breach of warranty, representation or agreement hereunder, except to the extent that such Losses arise as a result of the negligence of the Adviser or the Adviser's breach of
fiduciary duty to the Sub-Adviser.
	(c)	The Sub-Adviser shall indemnify the Trust or any of its
directors, officers, employees or affiliates for all losses, damages, liabilities, costs and expenses (including legal)
("Losses") as they are incurred by the Trust by reason of or arising out of any act or omission by the Sub-Adviser under this Agreement, or any breach of warranty, representation or agreement hereunder, except to the extent that such Losses arise as a result of the negligence of the Trust or the Trust's breach of fiduciary duty to the Sub-Adviser.
	10.	Representations, Warranties and Agreements of the
Trust.  The Trust represents, warrants and agrees that:
	(a)	Each of the Adviser and the Sub-Adviser has been duly
appointed by the Board of Trustees of the Trust to provide
investment services to the Fund Account as contemplated hereby.
	(b)	The Trust will deliver to the Sub-Adviser a true and
complete copy of the Fund's Registration Statement as effective from time to time and such other documents or instruments
governing the investment of the Fund Account and such other
information as is necessary for the Sub-Adviser to carry out its obligations under this Contract.
	(c)	The Trust is currently in compliance and shall at all
times continue to comply with the requirements imposed upon the
Trust by applicable law and regulations.
	11.	Representations of Adviser.  The Adviser represents,
warrants and agrees that:
	(a)	The Adviser has been duly authorized by the Board of
Trustees of the Trust to delegate to the Sub-Adviser the provision of investment services to the Fund Account as contemplated hereby.
	(b)	The Adviser is currently in compliance and shall at all
times continue to comply with the requirements imposed upon the
Adviser by applicable law and regulations.
	12.	Representations of Sub-Adviser.  The Sub-Adviser
represents, warrants and agrees as follows:
	(a)	The Sub-Adviser (i) is registered as an investment
adviser under the Advisers Act and will continue to be so
registered for so long as this Contract remains in effect; (ii) is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Contract; (iii) has met and will seek to continue to meet for so long as this Contract remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this
Contract; (iv) has the authority to enter into and perform the services contemplated by this Contract; and (v) will promptly notify Adviser of the occurrence of any event that would
disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise. The Sub-Adviser will also immediately notify the
Fund and the Adviser if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body,
involving the affairs of the Fund.
	(b)	The Sub-Adviser has adopted a written code of ethics
complying with the requirements of Rule 17j-1 under the 1940 Act and will provide the Adviser and the Board with a copy of such code of ethics, together with evidence of its adoption. Within forty-five days of the end of the last calendar quarter of each year that this Contract is in effect, the president, Chief
Operating Officer or a vice-president of the Sub-Adviser shall certify to the Adviser that the Sub-Adviser has complied with the requirements of Rule 17j-1 during the previous year and that there has been no violation of the Sub-Adviser's code of ethics or, if such a violation has occurred, that appropriate action was taken in response to such violation. Upon the written request of the Adviser, the Sub-Adviser shall permit the Adviser, its employees or its agents to examine the reports required to be made to the Sub-Adviser by Rule 17j-1(c)(1) and all other records relevant to the Sub-Adviser's code of ethics.
	(c)	The Sub-Adviser has provided the Trust and the Adviser
with a copy of its Form ADV, which as of the date of this
Agreement is its Form ADV as most recently filed with the
Securities and Exchange Commission ("SEC") and promptly will furnish a copy of all amendments to the Trust and the Adviser at least annually. Such amendments shall reflect all changes in the Sub-Adviser's organizational structure, professional staff or other significant developments affecting the Sub-Adviser, as required by the Investment Advisers Act of 1940.
	(d)	The Sub-Adviser will notify the Trust and the Adviser
of any change of control of the Sub-Adviser, including any change of its general partners, controlling persons or 25% shareholders, as applicable, and any changes in the key personnel who are either the portfolio manager(s) of the Fund Account or senior management of the Sub-Adviser, in each case prior to, or promptly after, such change. The Sub-Adviser agrees to bear all reasonable expenses of the Fund, if any, arising out of such change in control.
	(e)	The Sub-Adviser agrees to maintain an appropriate level
of errors and omissions or professional liability insurance
coverage.
	(f)	The Sub-Adviser agrees that neither it, nor any of its
affiliates, will in any way refer directly or indirectly to its relationship with the Trust, the Fund, the Adviser or any of their respective affiliates in offering, marketing or other promotional materials without the express written consent of the Adviser.
However, the Sub-Adviser may use the performance of the Fund
Account in its composite performance.
	13.	Services Not Exclusive.  The services furnished by the
Sub-Adviser hereunder are not to be deemed to be exclusive, and the Sub-Adviser shall be free to furnish similar services to others, except as prohibited by applicable law or agreed upon in writing among the Sub-Adviser, the Fund and the Adviser.
	14.	Confidentiality.  Subject to the duty of the Sub-
Adviser and the Adviser to comply with applicable law, including any demand of any regulatory or taxing authority having
jurisdiction, the parties hereto shall treat as confidential all material non public information pertaining to the Fund Account and the actions of the Sub-Adviser, the Adviser and the Fund in
respect thereof.  Unless such use is required by law, the Adviser and the Trust may not use Sub-Adviser's name, investment
performance information, other descriptive biographical
information about the Sub-Adviser or its personnel, or other pertinent information regarding the Sub-Adviser in offering
documents for the Fund, and in marketing or advertising materials relating to the Fund, the Trust or the Adviser, without consent of the Sub-Adviser, which will not be unreasonably withheld.
	15.	Duration and Termination.
	(a)	This Contract shall become effective upon the date
first above written, provided that this Contract shall not take effect unless it has first been approved: (i) by a vote of a majority of those trustees of the Trust who are not parties to this Contract or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of a majority of the Fund's outstanding securities. Adviser shall provide Sub-Adviser with verification that such approvals have occurred.
	(b)	Unless sooner terminated as provided herein, this
Contract shall continue in effect for two years from its effective date. Thereafter, if not terminated, this Contract shall continue automatically for successive periods of twelve months each, provided that such continuance is specifically approved at least annually: (i) by a vote of a majority of those trustees of the
Trust who are not parties to this Contract or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board or by vote of a majority of the outstanding voting securities of the
Fund.  Adviser shall provide Sub-Adviser with verification that such approvals have occurred.
	(c)	Notwithstanding the foregoing, this Contract may be
terminated by any party hereto at any time, without the payment of any penalty, immediately upon written notice to the other parties hereto in the event of material breach of any provision thereof by the party so notified if such breach shall not have been cured within a 20-day period after notice of such breach; or otherwise, by any party upon thirty (30) days written notice to the other parties hereto.  The Agreement may also be terminated immediately if, in the reasonable judgment of the Trust or the Adviser, the Sub-Adviser becomes unable to discharge its duties and obligations under this Contract, including circumstances such as financial insolvency of the Sub-Adviser or other circumstances that could adversely affect the Fund. This Contract will terminate automatically in the event of its assignment or upon termination of the Advisory Contract as it relates to the Fund.
	16.	Amendment of this Contract.  No provision of this
Contract may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. No amendment of this Contract shall be effective until approved (i) by a vote of a majority of those trustees of the
Trust who are not parties to this Contract or interested persons of any such party, and (ii) by a vote of a majority of the Fund's outstanding voting securities (unless the Trust receives an SEC order or no-action letter permitting it to modify the Contract without such vote or a regulation exists under the 1940 Act that permits such action without such vote).
	17.	Trust and Shareholder Liability.  The Adviser and Sub-
Adviser are hereby expressly put on notice of the limitation of shareholder liability as set forth in the Declaration of Trust of the Trust and agree that obligations assumed by the Trust pursuant to this Agreement shall be limited in all cases to the Trust and its assets, and if the liability relates to one or more series, the obligations hereunder shall be limited to the respective assets of the Fund.  The Adviser and Sub-Adviser further agree that they shall not seek satisfaction of any such obligation from the shareholders or any individual shareholder of the Fund, nor from the Trustees or any individual Trustee of the Trust.
	18.	Governing Law.  This Contract shall be construed in
accordance with the 1940 Act and the laws of the State of
Delaware, without giving effect to the conflicts of laws
principles thereof. To the extent that the applicable laws of the
State of Delaware conflict with the applicable provisions of the
1940 Act, the latter shall control.
	19.	Miscellaneous.  The captions in this Contract are
included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Contract shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Contract shall not be affected thereby. This Contract shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.
As used in this Contract, the terms "majority of the outstanding voting securities," "affiliated person," "interested person," "assignment," "broker," "investment adviser," "net assets,"
"sale," "sell" and "security" shall have the same meaning as such terms have in the 1940 Act, subject to such exemption as may be granted by the SEC by any rule, regulation or order. Where the effect of a requirement of the federal securities laws reflected in any provision of this Contract is made less restrictive by a rule, regulation or order of the SEC, whether of special or
general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.  This Contract and the Schedule(s) attached hereto embody the entire agreement and understanding among the parties. This Contract may be signed in counterpart.
	20.	Notices.  Any notice herein required is to be in
writing and is deemed to have been given to the Sub-Adviser or Adviser upon receipt of the same at their respective addresses set forth below. All written notices required or permitted to be given under this Contract will be delivered by personal service, by postage mail - return receipt requested or by facsimile machine or a similar means of same day delivery which provides evidence of receipt (with a confirming copy by mail as set forth herein). All notices provided to Adviser will be sent to the attention of ________________. All notices provided to the Sub-Adviser will be sent to the attention of __________________.
[rest of page left intentionally blank


	IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized signatories as of the date and year first above written.

							HILLVIEW INVESTMENT TRUST II
							on behalf of
							HILLVIEW INTERNTAIONAL
							ALPHA FUND

							1055 Washington Boulevard,
Third Floor
							Stamford, Connecticut 06901
Attest:
By:_____________________				By:/s/ David M. Spungen

   Name:						     Name:
   Title:               	   				     Title:
							HILLVIEW CAPITAL ADVISORS, LLC

				   			1055 Washington Boulevard,
Third Floor
							Stamford, Connecticut 06901
Attest:
By:_____________________				By:/s/ David M. Spungen

   Name:						     Name:
   Title:               	   				     Title:

							SUB-ADVISER




Attest:
By:/s/ Margaret K. McLaughlin			By:/s/ Anita M. Nagler

   Name:						     Name:  Anita M. Nagler
   Title:               			     Title:  Managing Director
	Alternative and
International
	Investing Group


EXHIBIT A
SUB-ADVISORY FEES


This Exhibit A contains the sub-advisory fee information required by Section 7 of the Sub-Advisory Agreement among Hillview Investment Trust II ("Trust"), Hillview Capital Advisers, LLC ("Adviser") and Harris Associates, L.P. ("Sub-Adviser") relating to the International Alpha Fund series ("Fund") of the Trust.

Fee Schedule. Fees payable to the Sub-Adviser pursuant to this Contract shall be payable within ten days after receipt by the Trust of the Sub-Adviser's bill after the end of each calendar quarter for services rendered during the prior quarter (or billing period, if less than a calendar quarter). The fees are calculated as of the close of trading on the last business day of the calendar quarter by applying the applicable fee rate to the average daily assets of the Fund allocated to the Sub-Adviser for that period. For purposes of calculating the fee, the value of the Fund's assets shall be determined in the same manner as that which the Fund uses to determine the net asset value of its shares. The applicable annualized fee rate shall be 0.75%on the first $25,000,000.00 of the Fund's assets allocated to the Sub-Adviser; 0.70% on the next $25,000,000.00; 0.60% on the next $50,000,000.00; and 0.50% on assets in excess of $100,000,000.00.




 (7)                      SUB-ADVISORY AGREEMENT

	THIS SUB-ADVISORY AGREEMENT is made as of the 4TH day of February, 2002 ("Contract"), among Hillview Investment Trust II, a Delaware business trust ("Trust"), Hillview Capital Advisors,
LLC ("Adviser"), a limited liability company organized under the laws of the State of Delaware and Ironwood Capital Management, LLC organized under the laws of the State of Massachusetts ("Sub-Adviser").
	WHEREAS, the Adviser has entered into an Investment Advisory and Administration Agreement dated February 4, 2002 ("Management Agreement") with the Trust, an open-end management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act"); and
	WHEREAS, the Hillview Alpha Fund ("Fund") is a series of
the Trust; and
	WHEREAS, under the Management Agreement, the Adviser has
agreed to provide certain investment advisory and administrative services to the Fund; and
	WHEREAS, the Adviser is authorized under the Management Agreement to delegate its investment advisory responsibilities to one or more persons or companies; and
	WHEREAS, the Sub-Adviser is willing to furnish such services to the Adviser and the Fund;
	NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, Trust, Adviser and the Sub-Adviser agree as follows:
	1.	Appointment.  The Trust hereby appoints and employs the
Sub-Adviser as a discretionary portfolio manager, on the terms and conditions set forth herein, of those assets of the Fund which the Adviser determines to assign to the Sub-Adviser (those assets being referred to as the "Fund Account").  The Adviser may, from time to time, make additions to and withdrawals, including cash and cash equivalents, from the Fund Account.
	2.	Acceptance of Appointment.  The Sub-Adviser accepts
that appointment and agrees to render the services herein set forth, for the compensation herein provided.
	3.	Duties as Sub-Adviser.
	(a)	Subject to the supervision and direction of the Trust's
Board of Trustees ("Board") and of the Adviser, and all written guidelines adopted by the Trust or the Adviser that are provided to the Sub-Adviser, the Sub-Adviser will provide a continuous investment program with respect to the Fund Account, including investment research and management for all securities and investments and cash equivalents in the Fund Account.  The Sub-
Adviser will determine from time to time what investments in the
Fund Account will be purchased, retained or sold by the Fund. The Sub-Adviser will be responsible for placing purchase and sell orders for investments and for other related transactions with respect to the Fund Account.  The Sub-Adviser will provide
services under this Contract in accordance with the Fund's
investment objective, policies and restrictions and the
description of its investment strategy and style, all as stated in the Trust's registration statement under the 1940 Act, and any amendments or supplements thereto ("Registration Statement") of which the Sub-Adviser has notice.
	(b)	The Sub-Adviser agrees that, in placing orders with
brokers, it will seek to obtain the best net result in terms of price and execution; provided that, on behalf of the Fund, the Sub-Adviser may, in its discretion, use brokers (including brokers that may be affiliates of the Sub-Adviser to the extent permitted by Section 3(c) hereof) who provide the Sub-Adviser with research, analysis, advice and similar services to execute portfolio transactions, and the Sub-Adviser may pay to those brokers in return for brokerage and research services a higher commission than may be charged by other brokers, subject to the Sub-Adviser's determining in good faith that such commission is reasonable in terms either of the particular transaction or of the overall responsibility of the Sub-Adviser to the Fund and its other clients and that the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term.  In no instance will portfolio securities be purchased from or sold to the Sub-Adviser, or any affiliated person thereof, except in accordance with the federal securities laws and the rules and regulations thereunder. Whenever the Sub-Adviser simultaneously places orders to purchase or sell the same security on behalf of the Fund and one or more other accounts advised by the Sub-Adviser, the orders will be allocated as to price and amount among all such accounts in a manner believed to be
equitable over time to each account.  The Adviser recognizes that in some cases this procedure may adversely affect the results obtained for the Fund.
	(c)	The Sub-Adviser will not execute without the prior
written approval of the Adviser any portfolio transactions for the Fund Account with a broker which is (i) an affiliated person of the Trust, including the Adviser or any Sub-Adviser for any
Fund of the Trust; (ii) a principal underwriter of the Fund's shares; or (iii) an affiliated person of such an affiliated
person or principal underwriter. The Adviser agrees that it will provide the Sub-Adviser with a list of such brokers and dealers and will, from time to time, update such list as necessary.
	(d)	The Sub-Adviser will maintain all books and records
required to be maintained pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to actions by the Sub-Adviser on behalf of the Fund, and will furnish the Board and the Adviser with such periodic and special reports as the
Board or the Adviser reasonably may request.  In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records that it maintains for the Fund are the property of the Trust, agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any records that it maintains for the Trust and that are required to be maintained by
Rule 31a-1 under the 1940 Act, and further agrees to surrender promptly to the Trust a complete set of any records that it
maintains for the Fund upon request by the Trust.
	(e)	All transactions will be consummated by payment to or
delivery by the custodian designated by the Trust (the
"Custodian"), or such depositories or agents as may be
designated by the Custodian in writing, of all cash and/or
securities due to or from the Fund Account, and the Sub-Adviser shall not have possession or custody thereof.  The Sub-Adviser shall advise the Custodian and confirm in writing to the Trust and to the Adviser or any other designated agent of the Fund all investment orders for the Fund Account placed by it with brokers and dealers at the time and in the manner set forth in Rule 31a-1 under the 1940 Act.  For purposes of the foregoing sentence,
communication to the Custodian via DTC is acceptable.   The Trust
shall issue to the Custodian such instructions as may be
appropriate in connection with the settlement of any transaction initiated by the Sub-Adviser. The Trust shall be responsible for all custodial arrangements and the payment of all custodial
charges and fees, and, upon giving proper instructions to the Custodian, the Sub-Adviser shall have no responsibility or liability with respect to custodial arrangements or the acts, omissions or other conduct of the Custodian, except that it shall be the responsibility of the Sub-Adviser to communicate it to the Adviser if the Custodian fails to confirm in writing proper execution of the instructions.
	(f)	At such times as shall be reasonably requested by the
Board or the Adviser, the Sub-Adviser will provide the Board and the Adviser with economic and investment analyses and reports as well as quarterly reports setting forth the performance of the
Fund Account and make available to the Board and Adviser any economic, statistical and investment services that the Sub-Adviser normally makes available to its institutional or other customers.
	(g)	In accordance with procedures adopted by the Board, as
amended from time to time, the Sub-Adviser is responsible for assisting in the fair valuation of all portfolio securities and will use its reasonable efforts to arrange for the provision of valuation information or a price(s) from a party(ies) independent of the Sub-Adviser for each portfolio security for which the custodian does not obtain prices in the ordinary course of
business from an automated pricing service.
	4.	Further Duties.  In all matters relating to the
performance of this Contract, the Sub-Adviser will act in
conformity with the Trust's Declaration of Trust, By-Laws and Registration Statement of which it has received notice and with the written instructions and written directions of the Board and the Adviser; and will comply with the requirements of the 1940 Act and the Investment Advisers Act of 1940, as amended ("Advisers
Act") and the rules under each, and all other federal and state laws and regulations applicable to the Trust and the Fund.  The
Adviser agrees to provide to the Sub-Adviser copies of the Trust's Declaration of Trust, By-Laws, Registration Statement, written instructions and directions of the Board and the Adviser, and any amendments or supplements to any of these materials as soon as practicable after such materials become available.
	5.	Proxies.  The Sub-Adviser will vote all proxies
solicited by or with respect to issuers of securities in which assets of the Fund Account may be invested from time to time.  At the request of the Sub-Adviser, the Adviser shall provide the Sub-Adviser with its or the Trust's recommendations as to the voting of such proxies.  The Adviser shall instruct the Custodian to forward or cause to be forwarded to the Sub-Adviser all relevant proxy solicitation materials.
	6.	Expenses.  During the term of this Contract, the Sub-
Adviser will bear all expenses incurred by it in connection with its services under this Contract other than the cost of securities (including brokerage commissions, transactional fees and taxes, if any) purchased for the Fund.  The Fund shall be responsible for its expenses.
	7.	Compensation.  The compensation of the Sub-Adviser for
its services under this Contract shall be calculated and paid by the Trust in accordance with the attached Schedule A.
	8.	Limitation of Liability.  The Sub-Adviser shall not be
liable for any error of judgment or mistake of law or for any loss suffered by the Fund, the Trust, its shareholders or by the
Adviser in connection with the matters to which this Contract relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Contract.  Nothing in this paragraph shall be deemed a limitation or waiver of any obligation or duty that may not by law be limited or waived.
	9.	Indemnification.
	(a)	The Adviser and the Trust shall indemnify the Sub-
Adviser or any of its directors, officers, employees or affiliates for all losses, damages, liabilities, costs and expenses
(including legal) ("Losses") as they are incurred by the Sub-
Adviser by reason of or arising out of any act or omission by the Adviser or Trust under this Agreement, or any breach of warranty, representation or agreement hereunder, except to the extent that such Losses arise as a result of the negligence of the Sub-Adviser or the Sub-Adviser's breach of fiduciary duty to the Adviser or the Trust.
	(b)	The Sub-Adviser shall indemnify the Adviser or any of
its directors, officers, employees or affiliates for all losses, damages, liabilities, costs and expenses (including legal)
("Losses") as they are incurred by the Adviser by reason of or arising out of any act or omission by the Sub-Adviser under this Agreement, or any breach of warranty, representation or agreement hereunder, except to the extent that such Losses arise as a result of the negligence of the Adviser or the Adviser's breach of
fiduciary duty to the Sub-Adviser.
	(c)	The Sub-Adviser shall indemnify the Trust or any of its
directors, officers, employees or affiliates for all losses, damages, liabilities, costs and expenses (including legal)
("Losses") as they are incurred by the Trust by reason of or arising out of any act or omission by the Sub-Adviser under this Agreement, or any breach of warranty, representation or agreement hereunder, except to the extent that such Losses arise as a result of the negligence of the Trust or the Trust's breach of fiduciary duty to the Sub-Adviser.
	10.	Representations, Warranties and Agreements of the
Trust.  The Trust represents, warrants and agrees that:
	(a)	Each of the Adviser and the Sub-Adviser has been duly
appointed by the Board of Trustees of the Trust to provide
investment services to the Fund Account as contemplated hereby.
	(b)	The Trust will deliver to the Sub-Adviser a true and
complete copy of the Fund's Registration Statement as effective from time to time and such other documents or instruments
governing the investment of the Fund Account and such other
information as is necessary for the Sub-Adviser to carry out its obligations under this Contract.
	(c)	The Trust is currently in compliance and shall at all
times continue to comply with the requirements imposed upon the
Trust by applicable law and regulations.
	11.	Representations of Adviser.  The Adviser represents,
warrants and agrees that:
	(a)	The Adviser has been duly authorized by the Board of
Trustees of the Trust to delegate to the Sub-Adviser the provision of investment services to the Fund Account as contemplated hereby.
	(b)	The Adviser is currently in compliance and shall at all
times continue to comply with the requirements imposed upon the
Adviser by applicable law and regulations.
	12.	Representations of Sub-Adviser.  The Sub-Adviser
represents, warrants and agrees as follows:
	(a)	The Sub-Adviser (i) is registered as an investment
adviser under the Advisers Act and will continue to be so
registered for so long as this Contract remains in effect; (ii) is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Contract; (iii) has met and will seek to continue to meet for so long as this Contract remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this
Contract; (iv) has the authority to enter into and perform the services contemplated by this Contract; and (v) will promptly notify Adviser of the occurrence of any event that would
disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise. The Sub-Adviser will also immediately notify the
Fund and the Adviser if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body,
involving the affairs of the Fund.
	(b)	The Sub-Adviser has adopted a written code of ethics
complying with the requirements of Rule 17j-1 under the 1940 Act and will provide the Adviser and the Board with a copy of such code of ethics, together with evidence of its adoption. Within forty-five days of the end of the last calendar quarter of each year that this Contract is in effect, the president, Chief
Operating Officer or a vice-president of the Sub-Adviser shall certify to the Adviser that the Sub-Adviser has complied with the requirements of Rule 17j-1 during the previous year and that there has been no violation of the Sub-Adviser's code of ethics or, if such a violation has occurred, that appropriate action was taken in response to such violation. Upon the written request of the Adviser, the Sub-Adviser shall permit the Adviser, its employees or its agents to examine the reports required to be made to the Sub-Adviser by Rule 17j-1(c)(1) and all other records relevant to the Sub-Adviser's code of ethics.
	(c)	The Sub-Adviser has provided the Trust and the Adviser
with a copy of its Form ADV, which as of the date of this
Agreement is its Form ADV as most recently filed with the
Securities and Exchange Commission ("SEC") and promptly will furnish a copy of all amendments to the Trust and the Adviser at least annually. Such amendments shall reflect all changes in the Sub-Adviser's organizational structure, professional staff or other significant developments affecting the Sub-Adviser, as required by the Investment Advisers Act of 1940.
	(d)	The Sub-Adviser will notify the Trust and the Adviser
of any change of control of the Sub-Adviser, including any change of its general partners, controlling persons or 25% shareholders, as applicable, and any changes in the key personnel who are either the portfolio manager(s) of the Fund Account or senior management of the Sub-Adviser, in each case prior to, or promptly after, such change. The Sub-Adviser agrees to bear all reasonable expenses of the Fund, if any, arising out of such change in control.
	(e)	The Sub-Adviser agrees to maintain an appropriate level
of errors and omissions or professional liability insurance
coverage.
	(f)	The Sub-Adviser agrees that neither it, nor any of its
affiliates, will in any way refer directly or indirectly to its relationship with the Trust, the Fund, the Adviser or any of their respective affiliates in offering, marketing or other promotional materials without the express written consent of the Adviser.
However, the Sub-Adviser may use the performance of the Fund
Account in its composite performance.
	13.	Services Not Exclusive.  The services furnished by the
Sub-Adviser hereunder are not to be deemed to be exclusive, and the Sub-Adviser shall be free to furnish similar services to others, except as prohibited by applicable law or agreed upon in writing among the Sub-Adviser, the Fund and the Adviser.
	14.	Confidentiality.  Subject to the duty of the Sub-
Adviser and the Adviser to comply with applicable law, including any demand of any regulatory or taxing authority having
jurisdiction, the parties hereto shall treat as confidential all material non public information pertaining to the Fund Account and the actions of the Sub-Adviser, the Adviser and the Fund in
respect thereof.  Unless such use is required by law, the Adviser and the Trust may not use Sub-Adviser's name, investment
performance information, other descriptive biographical
information about the Sub-Adviser or its personnel, or other pertinent information regarding the Sub-Adviser in offering
documents for the Fund, and in marketing or advertising materials relating to the Fund, the Trust or the Adviser, without consent of the Sub-Adviser, which will not be unreasonably withheld.
	15.	Duration and Termination.
	(a)	This Contract shall become effective upon the date
first above written, provided that this Contract shall not take effect unless it has first been approved: (i) by a vote of a majority of those trustees of the Trust who are not parties to this Contract or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of a majority of the Fund's outstanding securities. Adviser shall provide Sub-Adviser with verification that such approvals have occurred.
	(b)	Unless sooner terminated as provided herein, this
Contract shall continue in effect for two years from its effective date. Thereafter, if not terminated, this Contract shall continue automatically for successive periods of twelve months each, provided that such continuance is specifically approved at least annually: (i) by a vote of a majority of those trustees of the
Trust who are not parties to this Contract or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board or by vote of a majority of the outstanding voting securities of the
Fund.  Adviser shall provide Sub-Adviser with verification that such approvals have occurred.
	(c)	Notwithstanding the foregoing, this Contract may be
terminated by any party hereto at any time, without the payment of any penalty, immediately upon written notice to the other parties hereto in the event of material breach of any provision thereof by the party so notified if such breach shall not have been cured within a 20-day period after notice of such breach; or otherwise, by any party upon thirty (30) days written notice to the other parties hereto.  The Agreement may also be terminated immediately if, in the reasonable judgment of the Trust or the Adviser, the Sub-Adviser becomes unable to discharge its duties and obligations under this Contract, including circumstances such as financial insolvency of the Sub-Adviser or other circumstances that could adversely affect the Fund. This Contract will terminate automatically in the event of its assignment or upon termination of the Advisory Contract as it relates to the Fund.
	16.	Amendment of this Contract.  No provision of this
Contract may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. No amendment of this Contract shall be effective until approved (i) by a vote of a majority of those trustees of the
Trust who are not parties to this Contract or interested persons of any such party, and (ii) by a vote of a majority of the Fund's outstanding voting securities (unless the Trust receives an SEC order or no-action letter permitting it to modify the Contract without such vote or a regulation exists under the 1940 Act that permits such action without such vote).
	17.	Trust and Shareholder Liability.  The Adviser and Sub-
Adviser are hereby expressly put on notice of the limitation of shareholder liability as set forth in the Declaration of Trust of the Trust and agree that obligations assumed by the Trust pursuant to this Agreement shall be limited in all cases to the Trust and its assets, and if the liability relates to one or more series, the obligations hereunder shall be limited to the respective assets of the Fund.  The Adviser and Sub-Adviser further agree that they shall not seek satisfaction of any such obligation from the shareholders or any individual shareholder of the Fund, nor from the Trustees or any individual Trustee of the Trust.
	18.	Governing Law.  This Contract shall be construed in
accordance with the 1940 Act and the laws of the State of
Delaware, without giving effect to the conflicts of laws
principles thereof. To the extent that the applicable laws of the
State of Delaware conflict with the applicable provisions of the
1940 Act, the latter shall control.
	19.	Miscellaneous.  The captions in this Contract are
included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Contract shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Contract shall not be affected thereby. This Contract shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.
As used in this Contract, the terms "majority of the outstanding voting securities," "affiliated person," "interested person," "assignment," "broker," "investment adviser," "net assets,"
"sale," "sell" and "security" shall have the same meaning as such terms have in the 1940 Act, subject to such exemption as may be granted by the SEC by any rule, regulation or order. Where the effect of a requirement of the federal securities laws reflected in any provision of this Contract is made less restrictive by a rule, regulation or order of the SEC, whether of special or
general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.  This Contract and the Schedule(s) attached hereto embody the entire agreement and understanding among the parties. This Contract may be signed in counterpart.
	20.	Notices.  Any notice herein required is to be in
writing and is deemed to have been given to the Sub-Adviser or
Adviser upon receipt of the same at their respective addresses set forth below. All written notices required or permitted to be given under this Contract will be delivered by personal service, by postage mail - return receipt requested or by facsimile machine or a similar means of same day delivery which provides evidence of receipt (with a confirming copy by mail as set forth herein). All notices provided to Adviser will be sent to the attention of
Joseph A. Bracken, Director of Client Services.  All notices provided to the Sub-Adviser will be sent to the attention of
__________________.
[rest of page left intentionally blank


	IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized signatories as of the date and year first above written.

							HILLVIEW INVESTMENT TRUST II
							on behalf of
							HILLVIEW ALPHA FUND

							1055 Washington Boulevard,
Third Floor
							Stamford, Connecticut 06901
Attest:
By:_____________________				By:/s/ David M. Spungen

   Name:						     Name:
   Title:               	   				     Title:
							HILLVIEW CAPITAL ADVISORS, LLC

				   			1055 Washington Boulevard,
Third Floor
							Stamford, Connecticut 06901
Attest:
By:_____________________				By:/s/ David M. Spungen

   Name:						     Name:
   Title:               	   				     Title:

							IRONWOOD CAPITAL
							MANAGEMET, LLC




Attest:
By:/s/ Gary S. Saks					By:/s/ Richard L. Droster
   Name:  Gary S. Saks				     Name:  Richard L. Droster
   Title:  Chief Operating Officer	     Title:  Executive Vice President

EXHIBIT A
SUB-ADVISORY FEES


This Exhibit A contains the sub-advisory fee information required by Section 7 of the Sub-Advisory Agreement among Hillview Investment Trust II ("Trust"), Hillview Capital Advisers, LLC ("Adviser") and Ironwood Capital Management, LLC ("Sub-Adviser") relating to the Alpha Fund series ("Fund") of the Trust.

Fee Schedule. Fees payable to the Sub-Adviser pursuant to this Contract shall be payable within ten days after receipt by the Trust of the Sub-Adviser's bill after the end of each calendar quarter for services rendered during the prior quarter (or billing period, if less than a calendar quarter). The fees are calculated as of the close of trading on the last business day of the calendar quarter by applying the applicable fee rate to the average daily assets of the Fund allocated to the Sub-Adviser for that period. For purposes of calculating the fee, the value of the Fund's assets shall be determined in the same manner as that which the Fund uses to determine the net asset value of its shares. The applicable annualized fee rate shall be 0.75% on the first $25 million of the Fund's assets allocated to the Sub-Adviser, and 0.60% on assets in excess of $25 million.




 (8)                    SUB-ADVISORY AGREEMENT

	THIS SUB-ADVISORY AGREEMENT is made as of the 4th day of February 2002 ("Contract"), among Hillview Investment Trust II, a Delaware business trust ("Trust"), Hillview Capital Advisors,
LLC ("Adviser"), a limited liability company organized under the laws of the State of Delaware and Pzena Investment Management,
LLC., a Delaware Limited Liability Company, organized under the laws of the State of Delaware ("Sub-Adviser").
	WHEREAS, the Adviser has entered into an Investment Advisory and Administration Agreement dated February 4, 2002 ("Management Agreement") with the Trust, an open-end management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act"); and
	WHEREAS, the Hillview Alpha Fund ("Fund") is a series of
the Trust; and
	WHEREAS, under the Management Agreement, the Adviser has
agreed to provide certain investment advisory and administrative services to the Fund; and
	WHEREAS, the Adviser is authorized under the Management Agreement to delegate its investment advisory responsibilities to one or more persons or companies; and
	WHEREAS, the Sub-Adviser is willing to furnish such services to the Adviser and the Fund;
	NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, Trust, Adviser and the Sub-Adviser agree as follows:
	1.	Appointment.  The Trust hereby appoints and employs the
Sub-Adviser as a discretionary portfolio manager, on the terms and conditions set forth herein, of those assets of the Fund which the Adviser determines to assign to the Sub-Adviser (those assets being referred to as the "Fund Account").  The Adviser may, from time to time, make additions to and withdrawals, including cash and cash equivalents, from the Fund Account.
	2.	Acceptance of Appointment.  The Sub-Adviser accepts
that appointment and agrees to render the services herein set forth, for the compensation herein provided.
	3.	Duties as Sub-Adviser.
	(a)	Subject to the supervision and direction of the Trust's
Board of Trustees ("Board") and of the Adviser, and all written guidelines adopted by the Trust or the Adviser that are provided to the Sub-Adviser, the Sub-Adviser will provide a continuous investment program with respect to the Fund Account, including investment research and management for all securities and investments and cash equivalents in the Fund Account.  The Sub-
Adviser will determine from time to time what investments in the
Fund Account will be purchased, retained or sold by the Fund. The Sub-Adviser will be responsible for placing purchase and sell orders for investments and for other related transactions with respect to the Fund Account.  The Sub-Adviser will provide
services under this Contract in accordance with the Fund's
investment objective, policies and restrictions and the
description of its investment strategy and style, all as stated in the Trust's registration statement under the 1940 Act, and any amendments or supplements thereto ("Registration Statement") of which the Sub-Adviser has notice.
	(b)	The Sub-Adviser agrees that, in placing orders with
brokers, it will seek to obtain the best net result in terms of price and execution; provided that, on behalf of the Fund, the Sub-Adviser may, in its discretion, use brokers (including brokers that may be affiliates of the Sub-Adviser to the extent permitted by Section 3(c) hereof) who provide the Sub-Adviser with research, analysis, advice and similar services to execute portfolio transactions, and the Sub-Adviser may pay to those brokers in return for brokerage and research services a higher commission than may be charged by other brokers, subject to the Sub-Adviser's determining in good faith that such commission is reasonable in terms either of the particular transaction or of the overall responsibility of the Sub-Adviser to the Fund and its other clients and that the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term.  In no instance will portfolio securities be purchased from or sold to the Sub-Adviser, or any affiliated person thereof, except in accordance with the federal securities laws and the rules and regulations thereunder. Whenever the Sub-Adviser simultaneously places orders to purchase or sell the same security on behalf of the Fund and one or more other accounts advised by the Sub-Adviser, the orders will be allocated as to price and amount among all such accounts in a manner believed to be
equitable over time to each account.  The Adviser recognizes that in some cases this procedure may adversely affect the results obtained for the Fund.
	(c)	The Sub-Adviser will not execute without the prior
written approval of the Adviser any portfolio transactions for the Fund Account with a broker which is (i) an affiliated person of the Trust, including the Adviser or any Sub-Adviser for any
Fund of the Trust; (ii) a principal underwriter of the Fund's shares; or (iii) an affiliated person of such an affiliated
person or principal underwriter. The Adviser agrees that it will provide the Sub-Adviser with a list of such brokers and dealers and will, from time to time, update such list as necessary.
	(d)	The Sub-Adviser will maintain all books and records
required to be maintained pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to actions by the Sub-Adviser on behalf of the Fund, and will furnish the Board and the Adviser with such periodic and special reports as the
Board or the Adviser reasonably may request.  In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records that it maintains for the Fund are the property of the Trust, agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any records that it maintains for the Trust and that are required to be maintained by
Rule 31a-1 under the 1940 Act, and further agrees to surrender promptly to the Trust a complete set of any records that it
maintains for the Fund upon request by the Trust.
	(e)	All transactions will be consummated by payment to or
delivery by the custodian designated by the Trust (the
"Custodian"), or such depositories or agents as may be
designated by the Custodian in writing, of all cash and/or
securities due to or from the Fund Account, and the Sub-Adviser shall not have possession or custody thereof.  The Sub-Adviser shall advise the Custodian and confirm in writing to the Trust and to the Adviser or any other designated agent of the Fund all investment orders for the Fund Account placed by it with brokers and dealers at the time and in the manner set forth in Rule 31a-1 under the 1940 Act.  For purposes of the foregoing sentence,
communication to the Custodian via DTC is acceptable.   The Trust
shall issue to the Custodian such instructions as may be
appropriate in connection with the settlement of any transaction initiated by the Sub-Adviser. The Trust shall be responsible for all custodial arrangements and the payment of all custodial
charges and fees, and, upon giving proper instructions to the Custodian, the Sub-Adviser shall have no responsibility or liability with respect to custodial arrangements or the acts, omissions or other conduct of the Custodian, except that it shall be the responsibility of the Sub-Adviser to communicate it to the Adviser if the Custodian fails to confirm in writing proper execution of the instructions.
	(f)	At such times as shall be reasonably requested by the
Board or the Adviser, the Sub-Adviser will provide the Board and the Adviser with economic and investment analyses and reports as well as quarterly reports setting forth the performance of the
Fund Account and make available to the Board and Adviser any economic, statistical and investment services that the Sub-Adviser normally makes available to its institutional or other customers.
	(g)	In accordance with procedures adopted by the Board, as
amended from time to time, the Sub-Adviser is responsible for assisting in the fair valuation of all portfolio securities and will use its reasonable efforts to arrange for the provision of valuation information or a price(s) from a party(ies) independent of the Sub-Adviser for each portfolio security for which the custodian does not obtain prices in the ordinary course of
business from an automated pricing service.
	4.	Further Duties.  In all matters relating to the
performance of this Contract, the Sub-Adviser will act in
conformity with the Trust's Declaration of Trust, By-Laws and Registration Statement of which it has received notice and with the written instructions and written directions of the Board and the Adviser; and will comply with the requirements of the 1940 Act and the Investment Advisers Act of 1940, as amended ("Advisers
Act") and the rules under each, and all other federal and state laws and regulations applicable to the Trust and the Fund.  The
Adviser agrees to provide to the Sub-Adviser copies of the Trust's Declaration of Trust, By-Laws, Registration Statement, written instructions and directions of the Board and the Adviser, and any amendments or supplements to any of these materials as soon as practicable after such materials become available.
	5.	Proxies.  The Sub-Adviser will vote all proxies
solicited by or with respect to issuers of securities in which assets of the Fund Account may be invested from time to time.  At the request of the Sub-Adviser, the Adviser shall provide the Sub-Adviser with its or the Trust's recommendations as to the voting of such proxies.  The Adviser shall instruct the Custodian to forward or cause to be forwarded to the Sub-Adviser all relevant proxy solicitation materials.
	6.	Expenses.  During the term of this Contract, the Sub-
Adviser will bear all expenses incurred by it in connection with its services under this Contract other than the cost of securities (including brokerage commissions, transactional fees and taxes, if any) purchased for the Fund.  The Fund shall be responsible for its expenses.
	7.	Compensation.  The compensation of the Sub-Adviser for
its services under this Contract shall be calculated and paid by the Trust in accordance with the attached Schedule A.
	8.	Limitation of Liability.  The Sub-Adviser shall not be
liable for any error of judgment or mistake of law or for any loss suffered by the Fund, the Trust, its shareholders or by the
Adviser in connection with the matters to which this Contract relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Contract.  Nothing in this paragraph shall be deemed a limitation or waiver of any obligation or duty that may not by law be limited or waived.
	9.	Indemnification.
	(a)	The Adviser and the Trust shall indemnify the Sub-
Adviser or any of its directors, officers, employees or affiliates for all losses, damages, liabilities, costs and expenses
(including legal) ("Losses") as they are incurred by the Sub-
Adviser by reason of or arising out of any act or omission by the Adviser or Trust under this Agreement, or any breach of warranty, representation or agreement hereunder, except to the extent that such Losses arise as a result of the negligence of the Sub-Adviser or the Sub-Adviser's breach of fiduciary duty to the Adviser or the Trust.
	(b)	The Sub-Adviser shall indemnify the Adviser or any of
its directors, officers, employees or affiliates for all losses, damages, liabilities, costs and expenses (including legal)
("Losses") as they are incurred by the Adviser by reason of or arising out of any act or omission by the Sub-Adviser under this Agreement, or any breach of warranty, representation or agreement hereunder, except to the extent that such Losses arise as a result of the negligence of the Adviser or the Adviser's breach of
fiduciary duty to the Sub-Adviser.
	(c)	The Sub-Adviser shall indemnify the Trust or any of its
directors, officers, employees or affiliates for all losses, damages, liabilities, costs and expenses (including legal)
("Losses") as they are incurred by the Trust by reason of or arising out of any act or omission by the Sub-Adviser under this Agreement, or any breach of warranty, representation or agreement hereunder, except to the extent that such Losses arise as a result of the negligence of the Trust or the Trust's breach of fiduciary duty to the Sub-Adviser.
	10.	Representations, Warranties and Agreements of the
Trust.  The Trust represents, warrants and agrees that:
	(a)	Each of the Adviser and the Sub-Adviser has been duly
appointed by the Board of Trustees of the Trust to provide
investment services to the Fund Account as contemplated hereby.
	(b)	The Trust will deliver to the Sub-Adviser a true and
complete copy of the Fund's Registration Statement as effective from time to time and such other documents or instruments
governing the investment of the Fund Account and such other
information as is necessary for the Sub-Adviser to carry out its obligations under this Contract.
	(c)	The Trust is currently in compliance and shall at all
times continue to comply with the requirements imposed upon the
Trust by applicable law and regulations.
	11.	Representations of Adviser.  The Adviser represents,
warrants and agrees that:
	(a)	The Adviser has been duly authorized by the Board of
Trustees of the Trust to delegate to the Sub-Adviser the provision of investment services to the Fund Account as contemplated hereby.
	(b)	The Adviser is currently in compliance and shall at all
times continue to comply with the requirements imposed upon the
Adviser by applicable law and regulations.
	12.	Representations of Sub-Adviser.  The Sub-Adviser
represents, warrants and agrees as follows:
	(a)	The Sub-Adviser (i) is registered as an investment
adviser under the Advisers Act and will continue to be so
registered for so long as this Contract remains in effect; (ii) is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Contract; (iii) has met and will seek to continue to meet for so long as this Contract remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this
Contract; (iv) has the authority to enter into and perform the services contemplated by this Contract; and (v) will promptly notify Adviser of the occurrence of any event that would
disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise. The Sub-Adviser will also immediately notify the
Fund and the Adviser if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body,
involving the affairs of the Fund.
	(b)	The Sub-Adviser has adopted a written code of ethics
complying with the requirements of Rule 17j-1 under the 1940 Act and will provide the Adviser and the Board with a copy of such code of ethics, together with evidence of its adoption. Within forty-five days of the end of the last calendar quarter of each year that this Contract is in effect, the president, Chief
Operating Officer or a vice-president of the Sub-Adviser shall certify to the Adviser that the Sub-Adviser has complied with the requirements of Rule 17j-1 during the previous year and that there has been no violation of the Sub-Adviser's code of ethics or, if such a violation has occurred, that appropriate action was taken in response to such violation. Upon the written request of the Adviser, the Sub-Adviser shall permit the Adviser, its employees or its agents to examine the reports required to be made to the Sub-Adviser by Rule 17j-1(c)(1) and all other records relevant to the Sub-Adviser's code of ethics.
	(c)	The Sub-Adviser has provided the Trust and the Adviser
with a copy of its Form ADV, which as of the date of this
Agreement is its Form ADV as most recently filed with the
Securities and Exchange Commission ("SEC") and promptly will furnish a copy of all amendments to the Trust and the Adviser at least annually. Such amendments shall reflect all changes in the Sub-Adviser's organizational structure, professional staff or other significant developments affecting the Sub-Adviser, as required by the Investment Advisers Act of 1940.
	(d)	The Sub-Adviser will notify the Trust and the Adviser
of any change of control of the Sub-Adviser, including any change of its general partners, controlling persons or 25% shareholders, as applicable, and any changes in the key personnel who are either the portfolio manager(s) of the Fund Account or senior management of the Sub-Adviser, in each case prior to, or promptly after, such change. The Sub-Adviser agrees to bear all reasonable expenses of the Fund, if any, arising out of such change in control.
	(e)	The Sub-Adviser agrees to maintain an appropriate level
of errors and omissions or professional liability insurance
coverage.
	(f)	The Sub-Adviser agrees that neither it, nor any of its
affiliates, will in any way refer directly or indirectly to its relationship with the Trust, the Fund, the Adviser or any of their respective affiliates in offering, marketing or other promotional materials without the express written consent of the Adviser.
However, the Sub-Adviser may use the performance of the Fund
Account in its composite performance.
	13.	Services Not Exclusive.  The services furnished by the
Sub-Adviser hereunder are not to be deemed to be exclusive, and the Sub-Adviser shall be free to furnish similar services to others, except as prohibited by applicable law or agreed upon in writing among the Sub-Adviser, the Fund and the Adviser.
	14.	Confidentiality.  Subject to the duty of the Sub-
Adviser and the Adviser to comply with applicable law, including any demand of any regulatory or taxing authority having
jurisdiction, the parties hereto shall treat as confidential all material non public information pertaining to the Fund Account and the actions of the Sub-Adviser, the Adviser and the Fund in
respect thereof.  Unless such use is required by law, the Adviser and the Trust may not use Sub-Adviser's name, investment
performance information, other descriptive biographical
information about the Sub-Adviser or its personnel, or other pertinent information regarding the Sub-Adviser in offering
documents for the Fund, and in marketing or advertising materials relating to the Fund, the Trust or the Adviser, without consent of the Sub-Adviser, which will not be unreasonably withheld.
	15.	Duration and Termination.
	(a)	This Contract shall become effective upon the date
first above written, provided that this Contract shall not take effect unless it has first been approved: (i) by a vote of a majority of those trustees of the Trust who are not parties to this Contract or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of a majority of the Fund's outstanding securities. Adviser shall provide Sub-Adviser with verification that such approvals have occurred.
	(b)	Unless sooner terminated as provided herein, this
Contract shall continue in effect for two years from its effective date. Thereafter, if not terminated, this Contract shall continue automatically for successive periods of twelve months each, provided that such continuance is specifically approved at least annually: (i) by a vote of a majority of those trustees of the
Trust who are not parties to this Contract or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board or by vote of a majority of the outstanding voting securities of the
Fund.  Adviser shall provide Sub-Adviser with verification that such approvals have occurred.
	(c)	Notwithstanding the foregoing, this Contract may be
terminated by any party hereto at any time, without the payment of any penalty, immediately upon written notice to the other parties hereto in the event of material breach of any provision thereof by the party so notified if such breach shall not have been cured within a 20-day period after notice of such breach; or otherwise, by any party upon thirty (30) days written notice to the other parties hereto.  The Agreement may also be terminated immediately if, in the reasonable judgment of the Trust or the Adviser, the Sub-Adviser becomes unable to discharge its duties and obligations under this Contract, including circumstances such as financial insolvency of the Sub-Adviser or other circumstances that could adversely affect the Fund. This Contract will terminate automatically in the event of its assignment or upon termination of the Advisory Contract as it relates to the Fund.
	16.	Amendment of this Contract.  No provision of this
Contract may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. No amendment of this Contract shall be effective until approved (i) by a vote of a majority of those trustees of the
Trust who are not parties to this Contract or interested persons of any such party, and (ii) by a vote of a majority of the Fund's outstanding voting securities (unless the Trust receives an SEC order or no-action letter permitting it to modify the Contract without such vote or a regulation exists under the 1940 Act that permits such action without such vote).
	17.	Trust and Shareholder Liability.  The Adviser and Sub-
Adviser are hereby expressly put on notice of the limitation of shareholder liability as set forth in the Declaration of Trust of the Trust and agree that obligations assumed by the Trust pursuant to this Agreement shall be limited in all cases to the Trust and its assets, and if the liability relates to one or more series, the obligations hereunder shall be limited to the respective assets of the Fund.  The Adviser and Sub-Adviser further agree that they shall not seek satisfaction of any such obligation from the shareholders or any individual shareholder of the Fund, nor from the Trustees or any individual Trustee of the Trust.
	18.	Governing Law.  This Contract shall be construed in
accordance with the 1940 Act and the laws of the State of
Delaware, without giving effect to the conflicts of laws
principles thereof. To the extent that the applicable laws of the
State of Delaware conflict with the applicable provisions of the
1940 Act, the latter shall control.
	19.	Miscellaneous.  The captions in this Contract are
included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Contract shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Contract shall not be affected thereby. This Contract shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.
As used in this Contract, the terms "majority of the outstanding voting securities," "affiliated person," "interested person," "assignment," "broker," "investment adviser," "net assets,"
"sale," "sell" and "security" shall have the same meaning as such terms have in the 1940 Act, subject to such exemption as may be granted by the SEC by any rule, regulation or order. Where the effect of a requirement of the federal securities laws reflected in any provision of this Contract is made less restrictive by a rule, regulation or order of the SEC, whether of special or
general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.  This Contract and the Schedule(s) attached hereto embody the entire agreement and understanding among the parties. This Contract may be signed in counterpart.
	20.	Notices.  Any notice herein required is to be in
writing and is deemed to have been given to the Sub-Adviser or Adviser upon receipt of the same at their respective addresses set forth below. All written notices required or permitted to be given under this Contract will be delivered by personal service, by postage mail - return receipt requested or by facsimile machine or a similar means of same day delivery which provides evidence of receipt (with a confirming copy by mail as set forth herein). All notices provided to Adviser will be sent to the attention of ________________. All notices provided to the Sub-Adviser will be sent to the attention of __________________.
[rest of page left intentionally blank


	IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized signatories as of the date and year first above written.

							HILLVIEW INVESTMENT TRUST II
							on behalf of
							HILLVIEW ALPHA FUND

							1055 Washington Boulevard,
Third Floor
							Stamford, Connecticut 06901
Attest:
By:_____________________			By:/s/ David M. Spungen

   Name:						     Name:
   Title:               	   		     Title:
							HILLVIEW CAPITAL ADVISORS, LLC

				   			1055 Washington Boulevard,
Third Floor
							Stamford, Connecticut 06901
Attest:
By:_____________________				By:/s/ David M. Spungen

   Name:						     Name:
   Title:               	   		    Title:

							SUB-ADVISER


Attest:
By:/s/ Katherine M. Kozub			By:/s/ William L. Lipsey
   Name:  Katherine M. Kozub		     Name:  William L. Lipsey
   Title: General Counsel, Director of Compliance  Title:  Principal/VP

EXHIBIT A
SUB-ADVISORY FEES


This Exhibit A contains the sub-advisory fee information required by Section 7 of the Sub-Advisory Agreement among Hillview Investment Trust II ("Trust"), Hillview Capital
Advisers, LLC ("Adviser") and Pzena Investment Management LLC.,
("Sub-Adviser") relating to the Alpha Fund series ("Fund") of the Trust.

Fee Schedule. Fees payable to the Sub-Adviser pursuant to this Contract shall be payable within ten days after receipt by the Trust of the Sub-Adviser's bill after the end of each calendar quarter for services rendered during the prior quarter (or billing period, if less than a calendar quarter). The fees are calculated as of the close of trading on the last business day of the calendar quarter by applying the applicable fee rate to the average daily assets of the Fund allocated to the Sub-Adviser for that period. For purposes of calculating the fee, the value of the Fund's assets shall be determined in the same manner as that which the Fund uses to determine the net asset value of its shares. The applicable annualized fee rate shall be 1.00% on the first $30,000,000.00 of the Fund's assets allocated to the Sub-Adviser, and 0.75 thereafter.




 (9)                     SUB-ADVISORY AGREEMENT

	THIS SUB-ADVISORY AGREEMENT is made as of the 4th day of February 2002 ("Contract"), among Hillview Investment Trust II, a Delaware business trust ("Trust"), Hillview Capital Advisors,
LLC ("Adviser"), a limited liability company organized under the laws of the State of Delaware and Shaker Investments L.L.C., a
Ohio Corporation, organized under the laws of the State of Ohio
("Sub-Adviser").
	WHEREAS, the Adviser has entered into an Investment Advisory and Administration Agreement dated February 4, 2002 ("Management Agreement") with the Trust, an open-end management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act"); and
	WHEREAS, the Hillview Alpha Fund ("Fund") is a series of
the Trust; and
	WHEREAS, under the Management Agreement, the Adviser has
agreed to provide certain investment advisory and administrative services to the Fund; and
	WHEREAS, the Adviser is authorized under the Management Agreement to delegate its investment advisory responsibilities to one or more persons or companies; and
	WHEREAS, the Sub-Adviser is willing to furnish such services to the Adviser and the Fund;
	NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, Trust, Adviser and the Sub-Adviser agree as follows:
	1.	Appointment.  The Trust hereby appoints and employs the
Sub-Adviser as a discretionary portfolio manager, on the terms and conditions set forth herein, of those assets of the Fund which the Adviser determines to assign to the Sub-Adviser (those assets being referred to as the "Fund Account").  The Adviser may, from time to time, make additions to and withdrawals, including cash and cash equivalents, from the Fund Account.
	2.	Acceptance of Appointment.  The Sub-Adviser accepts
that appointment and agrees to render the services herein set forth, for the compensation herein provided.
	3.	Duties as Sub-Adviser.
	(a)	Subject to the supervision and direction of the Trust's
Board of Trustees ("Board") and of the Adviser, and all written guidelines adopted by the Trust or the Adviser that are provided to the Sub-Adviser, the Sub-Adviser will provide a continuous investment program with respect to the Fund Account, including investment research and management for all securities and investments and cash equivalents in the Fund Account.  The Sub-
Adviser will determine from time to time what investments in the
Fund Account will be purchased, retained or sold by the Fund. The Sub-Adviser will be responsible for placing purchase and sell orders for investments and for other related transactions with respect to the Fund Account.  The Sub-Adviser will provide
services under this Contract in accordance with the Fund's
investment objective, policies and restrictions and the
description of its investment strategy and style, all as stated in the Trust's registration statement under the 1940 Act, and any amendments or supplements thereto ("Registration Statement") of which the Sub-Adviser has notice.
	(b)	The Sub-Adviser agrees that, in placing orders with
brokers, it will seek to obtain the best net result in terms of price and execution; provided that, on behalf of the Fund, the Sub-Adviser may, in its discretion, use brokers (including brokers that may be affiliates of the Sub-Adviser to the extent permitted by Section 3(c) hereof) who provide the Sub-Adviser with research, analysis, advice and similar services to execute portfolio transactions, and the Sub-Adviser may pay to those brokers in return for brokerage and research services a higher commission than may be charged by other brokers, subject to the Sub-Adviser's determining in good faith that such commission is reasonable in terms either of the particular transaction or of the overall responsibility of the Sub-Adviser to the Fund and its other clients and that the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term.  In no instance will portfolio securities be purchased from or sold to the Sub-Adviser, or any affiliated person thereof, except in accordance with the federal securities laws and the rules and regulations thereunder. Whenever the Sub-Adviser simultaneously places orders to purchase or sell the same security on behalf of the Fund and one or more other accounts advised by the Sub-Adviser, the orders will be allocated as to price and amount among all such accounts in a manner believed to be
equitable over time to each account.  The Adviser recognizes that in some cases this procedure may adversely affect the results obtained for the Fund.
	(c)	The Sub-Adviser will not execute without the prior
written approval of the Adviser any portfolio transactions for the Fund Account with a broker which is (i) an affiliated person of the Trust, including the Adviser or any Sub-Adviser for any
Fund of the Trust; (ii) a principal underwriter of the Fund's shares; or (iii) an affiliated person of such an affiliated
person or principal underwriter. The Adviser agrees that it will provide the Sub-Adviser with a list of such brokers and dealers and will, from time to time, update such list as necessary.
	(d)	The Sub-Adviser will maintain all books and records
required to be maintained pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to actions by the Sub-Adviser on behalf of the Fund, and will furnish the Board and the Adviser with such periodic and special reports as the
Board or the Adviser reasonably may request.  In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records that it maintains for the Fund are the property of the Trust, agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any records that it maintains for the Trust and that are required to be maintained by
Rule 31a-1 under the 1940 Act, and further agrees to surrender promptly to the Trust a complete set of any records that it
maintains for the Fund upon request by the Trust.
	(e)	All transactions will be consummated by payment to or
delivery by the custodian designated by the Trust (the
"Custodian"), or such depositories or agents as may be
designated by the Custodian in writing, of all cash and/or
securities due to or from the Fund Account, and the Sub-Adviser shall not have possession or custody thereof.  The Sub-Adviser shall advise the Custodian and confirm in writing to the Trust and to the Adviser or any other designated agent of the Fund all investment orders for the Fund Account placed by it with brokers and dealers at the time and in the manner set forth in Rule 31a-1 under the 1940 Act.  For purposes of the foregoing sentence,
communication to the Custodian via DTC is acceptable.   The Trust
shall issue to the Custodian such instructions as may be
appropriate in connection with the settlement of any transaction initiated by the Sub-Adviser. The Trust shall be responsible for all custodial arrangements and the payment of all custodial
charges and fees, and, upon giving proper instructions to the Custodian, the Sub-Adviser shall have no responsibility or liability with respect to custodial arrangements or the acts, omissions or other conduct of the Custodian, except that it shall be the responsibility of the Sub-Adviser to communicate it to the Adviser if the Custodian fails to confirm in writing proper execution of the instructions.
	(f)	At such times as shall be reasonably requested by the
Board or the Adviser, the Sub-Adviser will provide the Board and the Adviser with economic and investment analyses and reports as well as quarterly reports setting forth the performance of the
Fund Account and make available to the Board and Adviser any economic, statistical and investment services that the Sub-Adviser normally makes available to its institutional or other customers.
	(g)	In accordance with procedures adopted by the Board, as
amended from time to time, the Sub-Adviser is responsible for assisting in the fair valuation of all portfolio securities and will use its reasonable efforts to arrange for the provision of valuation information or a price(s) from a party(ies) independent of the Sub-Adviser for each portfolio security for which the custodian does not obtain prices in the ordinary course of
business from an automated pricing service.
	4.	Further Duties.  In all matters relating to the
performance of this Contract, the Sub-Adviser will act in
conformity with the Trust's Declaration of Trust, By-Laws and Registration Statement of which it has received notice and with the written instructions and written directions of the Board and the Adviser; and will comply with the requirements of the 1940 Act and the Investment Advisers Act of 1940, as amended ("Advisers
Act") and the rules under each, and all other federal and state laws and regulations applicable to the Trust and the Fund.  The
Adviser agrees to provide to the Sub-Adviser copies of the Trust's Declaration of Trust, By-Laws, Registration Statement, written instructions and directions of the Board and the Adviser, and any amendments or supplements to any of these materials as soon as practicable after such materials become available.
	5.	Proxies.  The Sub-Adviser will vote all proxies
solicited by or with respect to issuers of securities in which assets of the Fund Account may be invested from time to time.  At the request of the Sub-Adviser, the Adviser shall provide the Sub-Adviser with its or the Trust's recommendations as to the voting of such proxies.  The Adviser shall instruct the Custodian to forward or cause to be forwarded to the Sub-Adviser all relevant proxy solicitation materials.
	6.	Expenses.  During the term of this Contract, the Sub-
Adviser will bear all expenses incurred by it in connection with its services under this Contract other than the cost of securities (including brokerage commissions, transactional fees and taxes, if any) purchased for the Fund.  The Fund shall be responsible for its expenses.
	7.	Compensation.  The compensation of the Sub-Adviser for
its services under this Contract shall be calculated and paid by the Trust in accordance with the attached Schedule A.
	8.	Limitation of Liability.  The Sub-Adviser shall not be
liable for any error of judgment or mistake of law or for any loss suffered by the Fund, the Trust, its shareholders or by the
Adviser in connection with the matters to which this Contract relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Contract.  Nothing in this paragraph shall be deemed a limitation or waiver of any obligation or duty that may not by law be limited or waived.
	9.	Indemnification.
	(a)	The Adviser and the Trust shall indemnify the Sub-
Adviser or any of its directors, officers, employees or affiliates for all losses, damages, liabilities, costs and expenses
(including legal) ("Losses") as they are incurred by the Sub-
Adviser by reason of or arising out of any act or omission by the Adviser or Trust under this Agreement, or any breach of warranty, representation or agreement hereunder, except to the extent that such Losses arise as a result of the negligence of the Sub-Adviser or the Sub-Adviser's breach of fiduciary duty to the Adviser or the Trust.
	(b)	The Sub-Adviser shall indemnify the Adviser or any of
its directors, officers, employees or affiliates for all losses, damages, liabilities, costs and expenses (including legal)
("Losses") as they are incurred by the Adviser by reason of or arising out of any act or omission by the Sub-Adviser under this Agreement, or any breach of warranty, representation or agreement hereunder, except to the extent that such Losses arise as a result of the negligence of the Adviser or the Adviser's breach of
fiduciary duty to the Sub-Adviser.
	(c)	The Sub-Adviser shall indemnify the Trust or any of its
directors, officers, employees or affiliates for all losses, damages, liabilities, costs and expenses (including legal)
("Losses") as they are incurred by the Trust by reason of or arising out of any act or omission by the Sub-Adviser under this Agreement, or any breach of warranty, representation or agreement hereunder, except to the extent that such Losses arise as a result of the negligence of the Trust or the Trust's breach of fiduciary duty to the Sub-Adviser.
	10.	Representations, Warranties and Agreements of the
Trust.  The Trust represents, warrants and agrees that:
	(a)	Each of the Adviser and the Sub-Adviser has been duly
appointed by the Board of Trustees of the Trust to provide
investment services to the Fund Account as contemplated hereby.
	(b)	The Trust will deliver to the Sub-Adviser a true and
complete copy of the Fund's Registration Statement as effective from time to time and such other documents or instruments
governing the investment of the Fund Account and such other
information as is necessary for the Sub-Adviser to carry out its obligations under this Contract.
	(c)	The Trust is currently in compliance and shall at all
times continue to comply with the requirements imposed upon the
Trust by applicable law and regulations.
	11.	Representations of Adviser.  The Adviser represents,
warrants and agrees that:
	(a)	The Adviser has been duly authorized by the Board of
Trustees of the Trust to delegate to the Sub-Adviser the provision of investment services to the Fund Account as contemplated hereby.
	(b)	The Adviser is currently in compliance and shall at all
times continue to comply with the requirements imposed upon the
Adviser by applicable law and regulations.
	12.	Representations of Sub-Adviser.  The Sub-Adviser
represents, warrants and agrees as follows:
	(a)	The Sub-Adviser (i) is registered as an investment
adviser under the Advisers Act and will continue to be so
registered for so long as this Contract remains in effect; (ii) is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Contract; (iii) has met and will seek to continue to meet for so long as this Contract remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this
Contract; (iv) has the authority to enter into and perform the services contemplated by this Contract; and (v) will promptly notify Adviser of the occurrence of any event that would
disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise. The Sub-Adviser will also immediately notify the
Fund and the Adviser if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body,
involving the affairs of the Fund.
	(b)	The Sub-Adviser has adopted a written code of ethics
complying with the requirements of Rule 17j-1 under the 1940 Act and will provide the Adviser and the Board with a copy of such code of ethics, together with evidence of its adoption. Within forty-five days of the end of the last calendar quarter of each year that this Contract is in effect, the president, Chief
Operating Officer or a vice-president of the Sub-Adviser shall certify to the Adviser that the Sub-Adviser has complied with the requirements of Rule 17j-1 during the previous year and that there has been no violation of the Sub-Adviser's code of ethics or, if such a violation has occurred, that appropriate action was taken in response to such violation. Upon the written request of the Adviser, the Sub-Adviser shall permit the Adviser, its employees or its agents to examine the reports required to be made to the Sub-Adviser by Rule 17j-1(c)(1) and all other records relevant to the Sub-Adviser's code of ethics.
	(c)	The Sub-Adviser has provided the Trust and the Adviser
with a copy of its Form ADV, which as of the date of this
Agreement is its Form ADV as most recently filed with the
Securities and Exchange Commission ("SEC") and promptly will furnish a copy of all amendments to the Trust and the Adviser at least annually. Such amendments shall reflect all changes in the Sub-Adviser's organizational structure, professional staff or other significant developments affecting the Sub-Adviser, as required by the Investment Advisers Act of 1940.
	(d)	The Sub-Adviser will notify the Trust and the Adviser
of any change of control of the Sub-Adviser, including any change of its general partners, controlling persons or 25% shareholders, as applicable, and any changes in the key personnel who are either the portfolio manager(s) of the Fund Account or senior management of the Sub-Adviser, in each case prior to, or promptly after, such change. The Sub-Adviser agrees to bear all reasonable expenses of the Fund, if any, arising out of such change in control.
	(e)	The Sub-Adviser agrees to maintain an appropriate level
of errors and omissions or professional liability insurance
coverage.
	(f)	The Sub-Adviser agrees that neither it, nor any of its
affiliates, will in any way refer directly or indirectly to its relationship with the Trust, the Fund, the Adviser or any of their respective affiliates in offering, marketing or other promotional materials without the express written consent of the Adviser.
However, the Sub-Adviser may use the performance of the Fund
Account in its composite performance.
	13.	Services Not Exclusive.  The services furnished by the
Sub-Adviser hereunder are not to be deemed to be exclusive, and the Sub-Adviser shall be free to furnish similar services to others, except as prohibited by applicable law or agreed upon in writing among the Sub-Adviser, the Fund and the Adviser.
	14.	Confidentiality.  Subject to the duty of the Sub-
Adviser and the Adviser to comply with applicable law, including any demand of any regulatory or taxing authority having
jurisdiction, the parties hereto shall treat as confidential all material non public information pertaining to the Fund Account and the actions of the Sub-Adviser, the Adviser and the Fund in
respect thereof.  Unless such use is required by law, the Adviser and the Trust may not use Sub-Adviser's name, investment
performance information, other descriptive biographical
information about the Sub-Adviser or its personnel, or other pertinent information regarding the Sub-Adviser in offering
documents for the Fund, and in marketing or advertising materials relating to the Fund, the Trust or the Adviser, without consent of the Sub-Adviser, which will not be unreasonably withheld.
	15.	Duration and Termination.
	(a)	This Contract shall become effective upon the date
first above written, provided that this Contract shall not take effect unless it has first been approved: (i) by a vote of a majority of those trustees of the Trust who are not parties to this Contract or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of a majority of the Fund's outstanding securities. Adviser shall provide Sub-Adviser with verification that such approvals have occurred.
	(b)	Unless sooner terminated as provided herein, this
Contract shall continue in effect for two years from its effective date. Thereafter, if not terminated, this Contract shall continue automatically for successive periods of twelve months each, provided that such continuance is specifically approved at least annually: (i) by a vote of a majority of those trustees of the
Trust who are not parties to this Contract or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board or by vote of a majority of the outstanding voting securities of the
Fund.  Adviser shall provide Sub-Adviser with verification that such approvals have occurred.
	(c)	Notwithstanding the foregoing, this Contract may be
terminated by any party hereto at any time, without the payment of any penalty, immediately upon written notice to the other parties hereto in the event of material breach of any provision thereof by the party so notified if such breach shall not have been cured within a 20-day period after notice of such breach; or otherwise, by any party upon thirty (30) days written notice to the other parties hereto.  The Agreement may also be terminated immediately if, in the reasonable judgment of the Trust or the Adviser, the Sub-Adviser becomes unable to discharge its duties and obligations under this Contract, including circumstances such as financial insolvency of the Sub-Adviser or other circumstances that could adversely affect the Fund. This Contract will terminate automatically in the event of its assignment or upon termination of the Advisory Contract as it relates to the Fund.
	16.	Amendment of this Contract.  No provision of this
Contract may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. No amendment of this Contract shall be effective until approved (i) by a vote of a majority of those trustees of the
Trust who are not parties to this Contract or interested persons of any such party, and (ii) by a vote of a majority of the Fund's outstanding voting securities (unless the Trust receives an SEC order or no-action letter permitting it to modify the Contract without such vote or a regulation exists under the 1940 Act that permits such action without such vote).
	17.	Trust and Shareholder Liability.  The Adviser and Sub-
Adviser are hereby expressly put on notice of the limitation of shareholder liability as set forth in the Declaration of Trust of the Trust and agree that obligations assumed by the Trust pursuant to this Agreement shall be limited in all cases to the Trust and its assets, and if the liability relates to one or more series, the obligations hereunder shall be limited to the respective assets of the Fund.  The Adviser and Sub-Adviser further agree that they shall not seek satisfaction of any such obligation from the shareholders or any individual shareholder of the Fund, nor from the Trustees or any individual Trustee of the Trust.
	18.	Governing Law.  This Contract shall be construed in
accordance with the 1940 Act and the laws of the State of
Delaware, without giving effect to the conflicts of laws
principles thereof. To the extent that the applicable laws of the
State of Delaware conflict with the applicable provisions of the
1940 Act, the latter shall control.
	19.	Miscellaneous.  The captions in this Contract are
included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Contract shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Contract shall not be affected thereby. This Contract shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.
As used in this Contract, the terms "majority of the outstanding voting securities," "affiliated person," "interested person," "assignment," "broker," "investment adviser," "net assets,"
"sale," "sell" and "security" shall have the same meaning as such terms have in the 1940 Act, subject to such exemption as may be granted by the SEC by any rule, regulation or order. Where the effect of a requirement of the federal securities laws reflected in any provision of this Contract is made less restrictive by a rule, regulation or order of the SEC, whether of special or
general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.  This Contract and the Schedule(s) attached hereto embody the entire agreement and understanding among the parties. This Contract may be signed in counterpart.
	20.	Notices.  Any notice herein required is to be in
writing and is deemed to have been given to the Sub-Adviser or Adviser upon receipt of the same at their respective addresses set forth below. All written notices required or permitted to be given under this Contract will be delivered by personal service, by postage mail - return receipt requested or by facsimile machine or a similar means of same day delivery which provides evidence of receipt (with a confirming copy by mail as set forth herein). All notices provided to Adviser will be sent to the attention of ________________. All notices provided to the Sub-Adviser will be sent to the attention of __________________.
[rest of page left intentionally blank


	IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized signatories as of the date and year first above written.

							HILLVIEW INVESTMENT TRUST II
							on behalf of
							HILLVIEW ALPHA FUND

							1055 Washington Boulevard,
Third Floor
							Stamford, Connecticut 06901
Attest:
By:_____________________				By:/s/ David M. Spungen

   Name:						     Name:
   Title:               	   				     Title:
							HILLVIEW CAPITAL ADVISORS, LLC

				   			1055 Washington Boulevard,
Third Floor
							Stamford, Connecticut 06901
Attest:
By:_____________________				By:/s/ David M. Spungen

   Name:						     Name:
   Title:               	   				     Title:

							SUB-ADVISER




Attest:
By:_______________________		By:/s/ Thomas J. Bartos
   Name:				     Name:  Thomas J. Bartos
   Title:              		     Title:  Chief Administrative Officer

EXHIBIT A
SUB-ADVISORY FEES


This Exhibit A contains the sub-advisory fee information required by Section 7 of the Sub-Advisory Agreement among Hillview Investment Trust II ("Trust"), Hillview Capital Advisers, LLC ("Adviser") and Shaker Investments L.L.C., ("Sub-Adviser") relating to the Alpha Fund series ("Fund") of the Trust.

Fee Schedule. Fees payable to the Sub-Adviser pursuant to this Contract shall be payable within ten days after receipt by the Trust of the Sub-Adviser's bill after the end of each calendar quarter for services rendered during the prior quarter (or billing period, if less than a calendar quarter). The fees are calculated as of the close of trading on the last business day of the calendar quarter by applying the applicable fee rate to the average daily assets of the Fund allocated to the Sub-Adviser for that period. For purposes of calculating the fee, the value of the Fund's assets shall be determined in the same manner as that which the Fund uses to determine the net asset value of its shares. The applicable annualized fee rate shall be a flat rate of 1.00%.




 (10)                   SUB-ADVISORY AGREEMENT

	THIS SUB-ADVISORY AGREEMENT is made as of the 4th day of February 2002 ("Contract"), among Hillview Investment Trust II, a Delaware business trust ("Trust"), Hillview Capital Advisors,
LLC ("Adviser"), a limited liability company organized under the laws of the State of Delaware and Waterford Management, LLC., a
New York limited liability company organized under the laws of the State of New York ("Sub-Adviser").
	WHEREAS, the Adviser has entered into an Investment Advisory and Administration Agreement dated February 4, 2002 ("Management Agreement") with the Trust, an open-end management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act"); and
	WHEREAS, the Hillview International Alpha Fund ("Fund") is
a series of the Trust; and
	WHEREAS, under the Management Agreement, the Adviser has
agreed to provide certain investment advisory and administrative services to the Fund; and
	WHEREAS, the Adviser is authorized under the Management Agreement to delegate its investment advisory responsibilities to one or more persons or companies; and
	WHEREAS, the Sub-Adviser is willing to furnish such services to the Adviser and the Fund;
	NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, Trust, Adviser and the Sub-Adviser agree as follows:
	1.	Appointment.  The Trust hereby appoints and employs the
Sub-Adviser as a discretionary portfolio manager, on the terms and conditions set forth herein, of those assets of the Fund which the Adviser determines to assign to the Sub-Adviser (those assets being referred to as the "Fund Account").  The Adviser may, from time to time, make additions to and withdrawals, including cash and cash equivalents, from the Fund Account.
	2.	Acceptance of Appointment.  The Sub-Adviser accepts
that appointment and agrees to render the services herein set forth, for the compensation herein provided.
	3.	Duties as Sub-Adviser.
	(a)	Subject to the supervision and direction of the Trust's
Board of Trustees ("Board") and of the Adviser, and all written guidelines adopted by the Trust or the Adviser that are provided to the Sub-Adviser, the Sub-Adviser will provide a continuous investment program with respect to the Fund Account, including investment research and management for all securities and investments and cash equivalents in the Fund Account.  The Sub-
Adviser will determine from time to time what investments in the
Fund Account will be purchased, retained or sold by the Fund. The Sub-Adviser will be responsible for placing purchase and sell orders for investments and for other related transactions with respect to the Fund Account.  The Sub-Adviser will provide
services under this Contract in accordance with the Fund's
investment objective, policies and restrictions and the
description of its investment strategy and style, all as stated in the Trust's registration statement under the 1940 Act, and any amendments or supplements thereto ("Registration Statement") of which the Sub-Adviser has notice.
	(b)	The Sub-Adviser agrees that, in placing orders with
brokers, it will seek to obtain the best net result in terms of price and execution; provided that, on behalf of the Fund, the Sub-Adviser may, in its discretion, use brokers (including brokers that may be affiliates of the Sub-Adviser to the extent permitted by Section 3(c) hereof) who provide the Sub-Adviser with research, analysis, advice and similar services to execute portfolio transactions, and the Sub-Adviser may pay to those brokers in return for brokerage and research services a higher commission than may be charged by other brokers, subject to the Sub-Adviser's determining in good faith that such commission is reasonable in terms either of the particular transaction or of the overall responsibility of the Sub-Adviser to the Fund and its other clients and that the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term.  In no instance will portfolio securities be purchased from or sold to the Sub-Adviser, or any affiliated person thereof, except in accordance with the federal securities laws and the rules and regulations thereunder. Whenever the Sub-Adviser simultaneously places orders to purchase or sell the same security on behalf of the Fund and one or more other accounts advised by the Sub-Adviser, the orders will be allocated as to price and amount among all such accounts in a manner believed to be
equitable over time to each account.  The Adviser recognizes that in some cases this procedure may adversely affect the results obtained for the Fund.
	(c)	The Sub-Adviser will not execute without the prior
written approval of the Adviser any portfolio transactions for the Fund Account with a broker which is (i) an affiliated person of the Trust, including the Adviser or any Sub-Adviser for any
Fund of the Trust; (ii) a principal underwriter of the Fund's shares; or (iii) an affiliated person of such an affiliated
person or principal underwriter. The Adviser agrees that it will provide the Sub-Adviser with a list of such brokers and dealers and will, from time to time, update such list as necessary.
	(d)	The Sub-Adviser will maintain all books and records
required to be maintained pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to actions by the Sub-Adviser on behalf of the Fund, and will furnish the Board and the Adviser with such periodic and special reports as the
Board or the Adviser reasonably may request.  In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records that it maintains for the Fund are the property of the Trust, agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any records that it maintains for the Trust and that are required to be maintained by
Rule 31a-1 under the 1940 Act, and further agrees to surrender promptly to the Trust a complete set of any records that it
maintains for the Fund upon request by the Trust.
	(e)	All transactions will be consummated by payment to or
delivery by the custodian designated by the Trust (the
"Custodian"), or such depositories or agents as may be
designated by the Custodian in writing, of all cash and/or
securities due to or from the Fund Account, and the Sub-Adviser shall not have possession or custody thereof.  The Sub-Adviser shall advise the Custodian and confirm in writing to the Trust and to the Adviser or any other designated agent of the Fund all investment orders for the Fund Account placed by it with brokers and dealers at the time and in the manner set forth in Rule 31a-1 under the 1940 Act.  For purposes of the foregoing sentence,
communication to the Custodian via DTC is acceptable.   The Trust
shall issue to the Custodian such instructions as may be
appropriate in connection with the settlement of any transaction initiated by the Sub-Adviser. The Trust shall be responsible for all custodial arrangements and the payment of all custodial
charges and fees, and, upon giving proper instructions to the Custodian, the Sub-Adviser shall have no responsibility or liability with respect to custodial arrangements or the acts, omissions or other conduct of the Custodian, except that it shall be the responsibility of the Sub-Adviser to communicate it to the Adviser if the Custodian fails to confirm in writing proper execution of the instructions.
	(f)	At such times as shall be reasonably requested by the
Board or the Adviser, the Sub-Adviser will provide the Board and the Adviser with economic and investment analyses and reports as well as quarterly reports setting forth the performance of the
Fund Account and make available to the Board and Adviser any economic, statistical and investment services that the Sub-Adviser normally makes available to its institutional or other customers.
	(g)	In accordance with procedures adopted by the Board, as
amended from time to time, the Sub-Adviser is responsible for assisting in the fair valuation of all portfolio securities and will use its reasonable efforts to arrange for the provision of valuation information or a price(s) from a party(ies) independent of the Sub-Adviser for each portfolio security for which the custodian does not obtain prices in the ordinary course of
business from an automated pricing service.
	4.	Further Duties.  In all matters relating to the
performance of this Contract, the Sub-Adviser will act in
conformity with the Trust's Declaration of Trust, By-Laws and Registration Statement of which it has received notice and with the written instructions and written directions of the Board and the Adviser; and will comply with the requirements of the 1940 Act and the Investment Advisers Act of 1940, as amended ("Advisers
Act") and the rules under each, and all other federal and state laws and regulations applicable to the Trust and the Fund.  The
Adviser agrees to provide to the Sub-Adviser copies of the Trust's Declaration of Trust, By-Laws, Registration Statement, written instructions and directions of the Board and the Adviser, and any amendments or supplements to any of these materials as soon as practicable after such materials become available.
	5.	Proxies.  The Sub-Adviser will vote all proxies
solicited by or with respect to issuers of securities in which assets of the Fund Account may be invested from time to time.  At the request of the Sub-Adviser, the Adviser shall provide the Sub-Adviser with its or the Trust's recommendations as to the voting of such proxies.  The Adviser shall instruct the Custodian to forward or cause to be forwarded to the Sub-Adviser all relevant proxy solicitation materials.
	6.	Expenses.  During the term of this Contract, the Sub-
Adviser will bear all expenses incurred by it in connection with its services under this Contract other than the cost of securities (including brokerage commissions, transactional fees and taxes, if any) purchased for the Fund.  The Fund shall be responsible for its expenses.
	7.	Compensation.  The compensation of the Sub-Adviser for
its services under this Contract shall be calculated and paid by the Trust in accordance with the attached Schedule A.
	8.	Limitation of Liability.  The Sub-Adviser shall not be
liable for any error of judgment or mistake of law or for any loss suffered by the Fund, the Trust, its shareholders or by the
Adviser in connection with the matters to which this Contract relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Contract.  Nothing in this paragraph shall be deemed a limitation or waiver of any obligation or duty that may not by law be limited or waived.
	9.	Indemnification.
	(a)	The Adviser and the Trust shall indemnify the Sub-
Adviser or any of its directors, officers, employees or affiliates for all losses, damages, liabilities, costs and expenses
(including legal) ("Losses") as they are incurred by the Sub-
Adviser by reason of or arising out of any act or omission by the Adviser or Trust under this Agreement, or any breach of warranty, representation or agreement hereunder, except to the extent that such Losses arise as a result of the negligence of the Sub-Adviser or the Sub-Adviser's breach of fiduciary duty to the Adviser or the Trust.
	(b)	The Sub-Adviser shall indemnify the Adviser or any of
its directors, officers, employees or affiliates for all losses, damages, liabilities, costs and expenses (including legal)
("Losses") as they are incurred by the Adviser by reason of or arising out of any act or omission by the Sub-Adviser under this Agreement, or any breach of warranty, representation or agreement hereunder, except to the extent that such Losses arise as a result of the negligence of the Adviser or the Adviser's breach of
fiduciary duty to the Sub-Adviser.
	(c)	The Sub-Adviser shall indemnify the Trust or any of its
directors, officers, employees or affiliates for all losses, damages, liabilities, costs and expenses (including legal)
("Losses") as they are incurred by the Trust by reason of or arising out of any act or omission by the Sub-Adviser under this Agreement, or any breach of warranty, representation or agreement hereunder, except to the extent that such Losses arise as a result of the negligence of the Trust or the Trust's breach of fiduciary duty to the Sub-Adviser.
	10.	Representations, Warranties and Agreements of the
Trust.  The Trust represents, warrants and agrees that:
	(a)	Each of the Adviser and the Sub-Adviser has been duly
appointed by the Board of Trustees of the Trust to provide
investment services to the Fund Account as contemplated hereby.
	(b)	The Trust will deliver to the Sub-Adviser a true and
complete copy of the Fund's Registration Statement as effective from time to time and such other documents or instruments
governing the investment of the Fund Account and such other
information as is necessary for the Sub-Adviser to carry out its obligations under this Contract.
	(c)	The Trust is currently in compliance and shall at all
times continue to comply with the requirements imposed upon the
Trust by applicable law and regulations.
	11.	Representations of Adviser.  The Adviser represents,
warrants and agrees that:
	(a)	The Adviser has been duly authorized by the Board of
Trustees of the Trust to delegate to the Sub-Adviser the provision of investment services to the Fund Account as contemplated hereby.
	(b)	The Adviser is currently in compliance and shall at all
times continue to comply with the requirements imposed upon the
Adviser by applicable law and regulations.
	12.	Representations of Sub-Adviser.  The Sub-Adviser
represents, warrants and agrees as follows:
	(a)	The Sub-Adviser (i) is registered as an investment
adviser under the Advisers Act and will continue to be so
registered for so long as this Contract remains in effect; (ii) is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Contract; (iii) has met and will seek to continue to meet for so long as this Contract remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this
Contract; (iv) has the authority to enter into and perform the services contemplated by this Contract; and (v) will promptly notify Adviser of the occurrence of any event that would
disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise. The Sub-Adviser will also immediately notify the
Fund and the Adviser if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body,
involving the affairs of the Fund.
	(b)	The Sub-Adviser has adopted a written code of ethics
complying with the requirements of Rule 17j-1 under the 1940 Act and will provide the Adviser and the Board with a copy of such code of ethics, together with evidence of its adoption. Within forty-five days of the end of the last calendar quarter of each year that this Contract is in effect, the president, Chief
Operating Officer or a vice-president of the Sub-Adviser shall certify to the Adviser that the Sub-Adviser has complied with the requirements of Rule 17j-1 during the previous year and that there has been no violation of the Sub-Adviser's code of ethics or, if such a violation has occurred, that appropriate action was taken in response to such violation. Upon the written request of the Adviser, the Sub-Adviser shall permit the Adviser, its employees or its agents to examine the reports required to be made to the Sub-Adviser by Rule 17j-1(c)(1) and all other records relevant to the Sub-Adviser's code of ethics.
	(c)	The Sub-Adviser has provided the Trust and the Adviser
with a copy of its Form ADV, which as of the date of this
Agreement is its Form ADV as most recently filed with the
Securities and Exchange Commission ("SEC") and promptly will furnish a copy of all amendments to the Trust and the Adviser at least annually. Such amendments shall reflect all changes in the Sub-Adviser's organizational structure, professional staff or other significant developments affecting the Sub-Adviser, as required by the Investment Advisers Act of 1940.
	(d)	The Sub-Adviser will notify the Trust and the Adviser
of any change of control of the Sub-Adviser, including any change of its general partners, controlling persons or 25% shareholders, as applicable, and any changes in the key personnel who are either the portfolio manager(s) of the Fund Account or senior management of the Sub-Adviser, in each case prior to, or promptly after, such change. The Sub-Adviser agrees to bear all reasonable expenses of the Fund, if any, arising out of such change in control.
	(e)	The Sub-Adviser agrees to maintain an appropriate level
of errors and omissions or professional liability insurance
coverage.
	(f)	The Sub-Adviser agrees that neither it, nor any of its
affiliates, will in any way refer directly or indirectly to its relationship with the Trust, the Fund, the Adviser or any of their respective affiliates in offering, marketing or other promotional materials without the express written consent of the Adviser.
However, the Sub-Adviser may use the performance of the Fund
Account in its composite performance.
	13.	Services Not Exclusive.  The services furnished by the
Sub-Adviser hereunder are not to be deemed to be exclusive, and the Sub-Adviser shall be free to furnish similar services to others, except as prohibited by applicable law or agreed upon in writing among the Sub-Adviser, the Fund and the Adviser.
	14.	Confidentiality.  Subject to the duty of the Sub-
Adviser and the Adviser to comply with applicable law, including any demand of any regulatory or taxing authority having
jurisdiction, the parties hereto shall treat as confidential all material non public information pertaining to the Fund Account and the actions of the Sub-Adviser, the Adviser and the Fund in
respect thereof.  Unless such use is required by law, the Adviser and the Trust may not use Sub-Adviser's name, investment
performance information, other descriptive biographical
information about the Sub-Adviser or its personnel, or other pertinent information regarding the Sub-Adviser in offering
documents for the Fund, and in marketing or advertising materials relating to the Fund, the Trust or the Adviser, without consent of the Sub-Adviser, which will not be unreasonably withheld.
	15.	Duration and Termination.
	(a)	This Contract shall become effective upon the date
first above written, provided that this Contract shall not take effect unless it has first been approved: (i) by a vote of a majority of those trustees of the Trust who are not parties to this Contract or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of a majority of the Fund's outstanding securities. Adviser shall provide Sub-Adviser with verification that such approvals have occurred.
	(b)	Unless sooner terminated as provided herein, this
Contract shall continue in effect for two years from its effective date. Thereafter, if not terminated, this Contract shall continue automatically for successive periods of twelve months each, provided that such continuance is specifically approved at least annually: (i) by a vote of a majority of those trustees of the
Trust who are not parties to this Contract or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board or by vote of a majority of the outstanding voting securities of the
Fund.  Adviser shall provide Sub-Adviser with verification that such approvals have occurred.
	(c)	Notwithstanding the foregoing, this Contract may be
terminated by any party hereto at any time, without the payment of any penalty, immediately upon written notice to the other parties hereto in the event of material breach of any provision thereof by the party so notified if such breach shall not have been cured within a 20-day period after notice of such breach; or otherwise, by any party upon thirty (30) days written notice to the other parties hereto.  The Agreement may also be terminated immediately if, in the reasonable judgment of the Trust or the Adviser, the Sub-Adviser becomes unable to discharge its duties and obligations under this Contract, including circumstances such as financial insolvency of the Sub-Adviser or other circumstances that could adversely affect the Fund. This Contract will terminate automatically in the event of its assignment or upon termination of the Advisory Contract as it relates to the Fund.
	16.	Amendment of this Contract.  No provision of this
Contract may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. No amendment of this Contract shall be effective until approved (i) by a vote of a majority of those trustees of the
Trust who are not parties to this Contract or interested persons of any such party, and (ii) by a vote of a majority of the Fund's outstanding voting securities (unless the Trust receives an SEC order or no-action letter permitting it to modify the Contract without such vote or a regulation exists under the 1940 Act that permits such action without such vote).
	17.	Trust and Shareholder Liability.  The Adviser and Sub-
Adviser are hereby expressly put on notice of the limitation of shareholder liability as set forth in the Declaration of Trust of the Trust and agree that obligations assumed by the Trust pursuant to this Agreement shall be limited in all cases to the Trust and its assets, and if the liability relates to one or more series, the obligations hereunder shall be limited to the respective assets of the Fund.  The Adviser and Sub-Adviser further agree that they shall not seek satisfaction of any such obligation from the shareholders or any individual shareholder of the Fund, nor from the Trustees or any individual Trustee of the Trust.
	18.	Governing Law.  This Contract shall be construed in
accordance with the 1940 Act and the laws of the State of
Delaware, without giving effect to the conflicts of laws
principles thereof. To the extent that the applicable laws of the
State of Delaware conflict with the applicable provisions of the
1940 Act, the latter shall control.
	19.	Miscellaneous.  The captions in this Contract are
included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Contract shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Contract shall not be affected thereby. This Contract shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.
As used in this Contract, the terms "majority of the outstanding voting securities," "affiliated person," "interested person," "assignment," "broker," "investment adviser," "net assets,"
"sale," "sell" and "security" shall have the same meaning as such terms have in the 1940 Act, subject to such exemption as may be granted by the SEC by any rule, regulation or order. Where the effect of a requirement of the federal securities laws reflected in any provision of this Contract is made less restrictive by a rule, regulation or order of the SEC, whether of special or
general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.  This Contract and the Schedule(s) attached hereto embody the entire agreement and understanding among the parties. This Contract may be signed in counterpart.
	20.	Notices.  Any notice herein required is to be in
writing and is deemed to have been given to the Sub-Adviser or Adviser upon receipt of the same at their respective addresses set forth below. All written notices required or permitted to be given under this Contract will be delivered by personal service, by postage mail - return receipt requested or by facsimile machine or a similar means of same day delivery which provides evidence of receipt (with a confirming copy by mail as set forth herein). All notices provided to Adviser will be sent to the attention of ________________. All notices provided to the Sub-Adviser will be sent to the attention of __________________.
[rest of page left intentionally blank


	IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized signatories as of the date and year first above written.

							HILLVIEW INVESTMENT TRUST II
							on behalf of
HILLVIEW INTERNATIONAL ALPHA
FUND

							1055 Washington Boulevard,
Third Floor
							Stamford, Connecticut 06901
Attest:
By:_____________________				By:/s/ David M. Spungen

   Name:						     Name:
   Title:               	   				     Title:
							HILLVIEW CAPITAL ADVISORS, LLC

				   			1055 Washington Boulevard,
Third Floor
							Stamford, Connecticut 06901
Attest:
By:_____________________				By:/s/ David M. Spungen

   Name:						     Name:
   Title:               	   				     Title:

							SUB-ADVISER




Attest:
By:_______________________		By:/s/ Edward Bozaar
	   Name:				    Name:  Edward Bozaar
   Title:               		     Title:

EXHIBIT A
SUB-ADVISORY FEES


This Exhibit A contains the sub-advisory fee information required by Section 7 of the Sub-Advisory Agreement among Hillview Investment Trust II ("Trust"), Hillview Capital
Advisers, LLC ("Adviser") and Waterford Management, LLC
("Sub-Adviser") relating to the International Alpha Fund series
("Fund") of the Trust.

Fee Schedule. Fees payable to the Sub-Adviser pursuant to this Contract shall be payable within ten days after receipt by the Trust of the Sub-Adviser's bill after the end of each calendar quarter for services rendered during the prior quarter (or billing period, if less than a calendar quarter). The fees are calculated as of the close of trading on the last business day of the calendar quarter by applying the applicable fee rate to the average daily assets of the Fund allocated to the Sub-Adviser for that period. For purposes of calculating the fee, the value of the Fund's assets shall be determined in the same manner as that which the Fund uses to determine the net asset value of its shares. The applicable annualized fee rate shall be a flat rate of 2.00%.